Exhibit 4.1 FIDELIS INSURANCE HOLDINGS LIMITED, Issuer and THE BANK OF NEW YORK MELLON, Trustee FORM OF INDENTURE Dated as of [●], 20[●]

CROSS REFERENCE SHEET*∗ Provisions of Trust Indenture Act of 1939 and Indenture to be dated as of [●], 20[●] between Fidelis Insurance Holdings Limited and The Bank of New York Mellon, as Trustee: Section of the Act Section of Indenture 310(a)(1) and (2) 6.9 310(a)(3) and (4) Inapplicable 310(b) 6.8 and 6.10(1), (2) and (4) 310(c) Inapplicable 311(a) 6.13 311(b) 6.13 311(c) Inapplicable 312(a) 4.1 and 4.2 312(b) 4.2 312(c) 4.2 313(a) 4.3 313(b)(1) Inapplicable 313(b)(2) 4.3 313(c) 4.3, 5.11, 6.10, 6.11, 8.2 and 12.2 313(d) 4.3 314(a) 3.4 and 3.6 314(b) Inapplicable 314(c)(1) and (2) 11.5 314(c)(3) Inapplicable 314(d) Inapplicable 314(e) 11.5 314(f) Inapplicable 315(a), (c) and (d) 6.1 315(b) 5.11 315(e) 5.12 316(a)(1) 5.9 and 5.10 316(a)(2) Not required 316(a) (last sentence) 7.4 316(b) 5.7 317(a) 5.2 317(b) 3.3 318(a) 11.7 ∗ This Cross Reference Sheet is not part of the Indenture.

i TABLE OF CONTENTS ARTICLE I DEFINITIONS 1 Section 1.1 Certain Terms Defined .............................................................................................1 ARTICLE II SECURITIES 6 Section 2.1 Forms Generally.......................................................................................................6 Section 2.2 Form of Trustee’s Certificate of Authentication ......................................................7 Section 2.3 Amount Unlimited; Issuable in Series .....................................................................7 Section 2.4 Authentication and Delivery of Securities .............................................................10 Section 2.5 Execution of Securities ..........................................................................................12 Section 2.6 Certificate of Authentication..................................................................................12 Section 2.7 Denomination and Date of Securities; Payments of Interest .................................12 Section 2.8 Registration, Transfer and Exchange .....................................................................13 Section 2.9 Global Security Legend .........................................................................................16 Section 2.10 Mutilated, Defaced, Destroyed, Lost and Stolen Securities ..................................16 Section 2.11 Cancellation of Securities ......................................................................................17 Section 2.12 Temporary Securities .............................................................................................17 Section 2.13 CUSIP and ISIN Numbers .....................................................................................18 ARTICLE III COVENANTS OF THE ISSUER 18 Section 3.1 Payment of Principal, Premium, Interest and Additional Amounts .......................18 Section 3.2 Offices for Payments, Etc. .....................................................................................18 Section 3.3 Money for Security Payments to be Held in Trust; Unclaimed Money ................19 Section 3.4 Statements of Officers as to Default; Notice of Default ........................................20 Section 3.5 Existence ................................................................................................................20 Section 3.6 Commission Reports ..............................................................................................20 Section 3.7 Payment of Additional Amounts ...........................................................................21 Section 3.8 Waiver of Certain Covenants .................................................................................23 ARTICLE IV HOLDERS LISTS AND REPORTS BY THE ISSUER AND THE TRUSTEE 23 Section 4.1 Issuer to Furnish Trustee Information as to Names and Addresses of Holders ................................................................................................................23 Section 4.2 Preservation of Information; Communications to Holders ....................................23 Section 4.3 Reports by the Trustee ...........................................................................................24 ARTICLE V REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT 24 Section 5.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default ..............24 Section 5.2 Collection of Indebtedness by Trustee; Trustee May Prove Debt .........................26 Section 5.3 Application of Proceeds .........................................................................................28 Section 5.4 Suits for Enforcement ............................................................................................29 Section 5.5 Restoration of Rights on Abandonment of Proceedings ........................................29 Section 5.6 Limitations on Suits by Holders ............................................................................29

ii Section 5.7 Unconditional Right of Holders to Institute Certain Suits .....................................30 Section 5.8 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default .................................................................................................................30 Section 5.9 Control by Holders of Securities............................................................................30 Section 5.10 Waiver of Past Defaults .........................................................................................31 Section 5.11 Trustee to Give Notice of Default, but May Withhold in Certain Circumstances .....................................................................................................31 Section 5.12 Right of Court to Require Filing of Undertaking to Pay Costs ..............................31 ARTICLE VI THE TRUSTEE 32 Section 6.1 Duties and Responsibilities of the Trustee; During Default; Prior to Default .................................................................................................................32 Section 6.2 Certain Rights of the Trustee .................................................................................33 Section 6.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof ........................................................................35 Section 6.4 Trustee and Agents May Hold Securities; Collections, Etc. ..................................35 Section 6.5 Moneys Held by Trustee ........................................................................................35 Section 6.6 Compensation and Indemnification of Trustee and its Prior Claim ......................36 Section 6.7 Right of Trustee to Rely on Officer’s Certificate, Etc. ..........................................36 Section 6.8 Indentures Not Creating Potential Conflicting Interests for the Trustee ...............37 Section 6.9 Persons Eligible for Appointment as Trustee ........................................................37 Section 6.10 Resignation and Removal; Appointment of Successor Trustee .............................37 Section 6.11 Acceptance of Appointment by Successor Trustee ...............................................38 Section 6.12 Merger, Amalgamation, Conversion, Consolidation or Succession to Business of Trustee .............................................................................................39 Section 6.13 Preferential Collection of Claims Against the Issuer .............................................40 Section 6.14 Appointment of Authenticating Agent...................................................................40 ARTICLE VII CONCERNING THE HOLDERS 41 Section 7.1 Evidence of Action Taken by Holders ...................................................................41 Section 7.2 Proof of Execution of Instruments and of Holding of Securities...........................41 Section 7.3 Holders to Be Treated as Owners ..........................................................................42 Section 7.4 Securities Owned by the Issuer Deemed Not Outstanding ....................................42 Section 7.5 Right of Revocation of Action Taken ....................................................................42 Section 7.6 Record Date for Action by Holders .......................................................................43 ARTICLE VIII SUPPLEMENTAL INDENTURES 43 Section 8.1 Supplemental Indentures Without Consent of Holders. ........................................43 Section 8.2 Supplemental Indentures With Consent of Holders...............................................44 Section 8.3 Effect of Supplemental Indenture ..........................................................................46 Section 8.4 Documents to Be Given to Trustee ........................................................................46 Section 8.5 Notation on Securities in Respect of Supplemental Indentures .............................46 Section 8.6 Conformity with Trust Indenture Act ....................................................................46

iii ARTICLE IX CONSOLIDATION, MERGER, AMALGAMATION, SALE OR CONVEYANCE 46 Section 9.1 Issuer May Consolidate, Etc., Only on Certain Terms ..........................................46 Section 9.2 Successor Substituted for the Issuer ......................................................................47 ARTICLE X SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS 47 Section 10.1 Termination of the Issuer’s Obligations Under the Indenture. ..............................47 Section 10.2 Application of Trust Funds ....................................................................................48 Section 10.3 Applicability of Defeasance Provisions; Issuer’s Option to Effect Defeasance or Covenant Defeasance ..................................................................48 Section 10.4 Defeasance and Discharge .....................................................................................48 Section 10.5 Covenant Defeasance .............................................................................................49 Section 10.6 Conditions to Defeasance or Covenant Defeasance ..............................................49 Section 10.7 Deposited Money and U.S. Government Obligations to be Held in Trust ............51 Section 10.8 Repayment to the Issuer .........................................................................................51 Section 10.9 Indemnity For U.S. Government Obligations ........................................................51 Section 10.10 Reimbursement ......................................................................................................51 ARTICLE XI MISCELLANEOUS PROVISIONS 52 Section 11.1 Incorporators, Shareholders, Officers and Directors of the Issuer Exempt from Individual Liability .....................................................................................52 Section 11.2 Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities .............................................................................................................52 Section 11.3 Successors and Assigns of the Issuer Bound by Indenture ....................................52 Section 11.4 Notices and Demands on the Issuer, Trustee and Holders of Securities ...............52 Section 11.5 Officer’s Certificates and Opinions of Counsel; Statements to Be Contained Therein ...............................................................................................53 Section 11.6 Payments Due on Saturdays, Sundays and Holidays .............................................54 Section 11.7 Conflict of Any Provision of Indenture with Trust Indenture Act.........................54 Section 11.8 New York Law to Govern; Waiver of Jury Trial ...................................................54 Section 11.9 Counterparts ...........................................................................................................55 Section 11.10 Effect of Headings .................................................................................................55 Section 11.11 Securities in Foreign Currency ..............................................................................55 Section 11.12 Judgment Currency ................................................................................................55 Section 11.13 Separability Clause ................................................................................................55 Section 11.14 Force Majeure ........................................................................................................56 Section 11.15 Submission to Jurisdiction .....................................................................................56 Section 11.16 Patriot Act ..............................................................................................................57 Section 11.17 Electronic Means ...................................................................................................57 Section 11.18 Issuer Not Subject to Sanctions. ............................................................................57 Section 11.19 FATCA ..................................................................................................................58

iv ARTICLE XII REDEMPTION OF SECURITIES 58 Section 12.1 Applicability of Article ..........................................................................................58 Section 12.2 Notice of Redemption; Partial Redemptions .........................................................58 Section 12.3 Payment of Securities Called for Redemption .......................................................60 Section 12.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption .........................................................................................................60 Section 12.5 Redemption for Tax Purposes ................................................................................60

1 THIS INDENTURE, dated as of [●] between FIDELIS INSURANCE HOLDINGS LIMITED, an exempted company incorporated in Bermuda as a holding company (the “Issuer”), and The Bank of New York Mellon, a New York banking corporation, as trustee (the “Trustee”). W I T N E S S E T H : WHEREAS, the Issuer has duly authorized the issue from time to time of its unsecured debentures, notes or other evidences of its unsecured indebtedness to be issued in one or more series (the “Securities”) up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture; WHEREAS, the Issuer has duly authorized the execution and delivery of this Indenture to provide, among other things, for the authentication, delivery and administration of the Securities; and WHEREAS, all things necessary to make this Indenture a valid indenture and legally binding agreement according to its terms have been done; NOW, THEREFORE: In consideration of the premises and the purchases of the Securities by the holders thereof, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows: ARTICLE I DEFINITIONS Section 1.1 Certain Terms Defined. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the Trust Indenture Act (as defined below) or the definitions of which in the Securities Act (as defined below) are referred to in the Trust Indenture Act, including terms defined therein by reference to the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles, and the term “generally accepted accounting principles” means such accounting principles as are generally accepted at the time of any computation. The words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular. “Additional Amounts” shall mean any additional amounts which are required hereby or by any Security, under circumstances specified herein or therein, to be paid by the Issuer, in respect of certain taxes, assessments or other governmental charges imposed on Holders specified therein and which are owing to such Holders.

2 “Authenticating Agent” shall have the meaning set forth in Section 6.14. “Authorized Newspaper” means a newspaper of general circulation, in the official language of the country of publication or in the English language customarily published on each Business Day whether or not published on Saturdays, Sundays or holidays. Whenever successive publications in an Authorized Newspaper are required hereunder, they may be made (unless otherwise expressly provided herein) on the same or different days of the week and in the same or different Authorized Newspapers. “Authorized Officer” shall have the meaning set forth in Section 11.17. “Board of Directors” means either the Board of Directors of the Issuer or any committee of such Board duly authorized to act on its behalf. “Board Resolution” means a copy of one or more resolutions, certified by the secretary or an assistant secretary of the Issuer to have been duly adopted or consented to by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. “Business Day” means, with respect to any Security, a day that in the City of New York, in Hamilton, Bermuda and in the City of London, United Kingdom, is not a day on which banking institutions are authorized or required by law, executive order or regulation to be closed. “Code” shall have the meaning set forth in Section 11.19. “Commission” means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties on such date. “Corporate Trust Office” means the principal office of the Trustee at which, at any time, its corporate trust business shall be administered, which office at the date hereof is located at 240 Greenwich Street, New York, NY 10286, Attention: Corporate Trust Administration, or such other address as the Trustee may designate from time to time by notice to the Holders and the Issuer, or the principal corporate trust office of any successor Trustee (or such other address as such successor Trustee may designate from time to time by notice to the Holders and the Issuer). “covenant defeasance” shall have the meaning set forth in Section 10.5. “defeasance” shall have the meaning set forth in Section 10.4. “Depositary” means the Depository Trust Company, its nominees and their respective successors. “Dollar” means the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

3 “Electronic Means” shall mean the following communication methods: S.W.I.F.T., e-mail (with a pdf attached), secure electronic transmission containing applicable authorization codes, passwords and/or authentication keys issued by the Trustee, or another method or system specified by the Trustee as available for use in connection with its services hereunder. “Event of Default” means any event or condition specified as such in Section 5.1. “Exchange Act” means the U.S. Exchange Act of 1934, as amended. “EU Directive” shall have the meaning set forth in Section 3.7 “FATCA” shall have the meaning set forth in Section 11.19 “Foreign Currency” means a currency issued by the government of a country other than the United States. “Holder,” “Holder of Securities” or other similar terms mean, in the case of any Security, the person in whose name such Security is registered in the Security Registrar kept by the Issuer for that purpose in accordance with the terms hereof. “Indenture” means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the forms and terms of particular series of Securities established as contemplated hereunder. “Instructions” shall have the meaning set forth in Section 11.17. “Issuer” means Fidelis Insurance Holdings Limited, an exempted company incorporated in Bermuda as a holding company and, subject to Article IX, its successors and assigns. “Issuer Order” means a written statement, request or order of the Issuer signed in its name by the chairman or vice chairman of the Board of Directors, the principal executive officer, principal financial officer, principal operating officer, any executive, senior or other vice president or the treasurer of the Issuer and delivered to the Trustee. “Judgment Currency” shall have the meaning set forth in Section 11.12. “Notice of Default” shall have the meaning set forth in Section 5.1. “Officer” means the president or chief executive officer, any vice president, the chief financial officer, the treasurer or any assistant treasurer, or the secretary or any assistant secretary, of the Issuer, or any other Person duly appointed by the shareholders of the Issuer or the Board of Directors to perform corporate duties.

4 “Officer’s Certificate” means a certificate signed by an Officer and delivered to the Trustee. Each such certificate shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 11.5. “Opinion of Counsel” means an opinion in writing signed by the General Counsel of the Issuer or by such other legal counsel who may be an employee of or counsel to the Issuer. Each such opinion shall comply with Section 314 of the Trust Indenture Act and include the statements provided for in Section 11.5. “Original Issue Discount Security” means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1. “Outstanding” (except as otherwise provided in Sections 7.4, 10.4 and 10.5), when used with reference to Securities, shall, subject to the provisions of Sections 7.4, 10.4 and 10.5 mean, as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except: (1) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation; (2) Securities, or portions thereof, for the payment or redemption of which moneys or U.S. Government Obligations (as provided for in Section 10.1) in the necessary amount shall have been deposited in trust with the Trustee or with any Paying Agent (other than the Issuer) or shall have been set aside, segregated and held in trust by the Issuer for the Holders of such Securities (if the Issuer shall act as its own Paying Agent), provided that if such Securities, or portions thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and (3) Securities which shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.4 (except with respect to any such Security as to which proof satisfactory to the Trustee is presented that such Security is held by a person in whose hands such Security is a legal, valid and binding obligation of the Issuer) or Securities not deemed outstanding pursuant to Section 12.2. In determining whether the Holders of the requisite principal amount of Outstanding Securities of any or all series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.1. “Paying Agent” means any Person authorized by the Issuer to pay the principal of and interest, if any, on any Securities on behalf of the Issuer. The Issuer may act as Paying Agent with respect to any Securities issued hereunder.

5 “Periodic Offering” means an offering of Securities of a series from time to time, the specific terms of which Securities, including, without limitation, the rate or rates of interest, if any, thereon, the stated maturity or maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Issuer or its agents upon the issuance of such Securities. “Person” means a legal person, including any individual, company, limited liability company, corporation, estate, partnership, limited liability partnership, joint venture, association, joint shares company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature. “Principal” whenever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include “and premium, if any.” “Required Currency” shall have the meaning set forth in Section 11.12. “Responsible Officer” when used with respect to the Trustee means any vice president, any senior trust officer or any trust officer, any assistant vice president, any assistant treasurer, or any other officer or assistant officer associated with the corporate trust department of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture. “Sanctions” shall have the meaning set forth in Section 11.18. “Security” or “Securities” has the meaning stated in the first recital of this Indenture, or, as the case may be, Securities that have been authenticated and delivered under this Indenture. “Securities Act” means the U.S. Securities Act of 1933, as amended. “Security Registrar” shall have meaning set forth in Section 2.8. “Subsidiary” shall have meaning as any subsidiary of the Issuer which would be a “significant subsidiary” as defined in Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as in effect on the date of this Indenture. “Taxing Jurisdiction” shall have the meaning set forth in Section 3.7. “Transfer Agent” means The Bank of New York Mellon and any other Person authorized by the Issuer to effectuate the exchange or transfer of any Security on behalf of the Issuer hereunder. “Trust Indenture Act” (except as otherwise provided in Sections 8.1 and 8.2) means the U.S. Trust Indenture Act of 1939, as amended. “Trustee” means the Person identified as “Trustee” in the first paragraph hereof and, subject to the provisions of Article VI, shall also include any successor trustee. “Trustee”

6 shall also mean or include each Person who is then a trustee hereunder and if at any time there is more than one such Person, “Trustee” as used with respect to the Securities of any series shall mean the trustee with respect to the Securities of such series. “U.S. Government Obligations” means securities which are (1) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (2) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed by the full faith and credit of the United States of America which, in either case, are not callable or redeemable at the option of the issuer thereof or otherwise subject to prepayment, and shall also include a depository receipt issued by a New York Clearing House bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment or interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt or from any amount held by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt. “Yield to Maturity” means the yield to maturity on a series of Securities, calculated at the time of issuance of such series, or, if applicable, at the most recent redetermination of interest on such series, and calculated in accordance with accepted financial practice. ARTICLE II SECURITIES Section 2.1 Forms Generally. The Securities of each series to be attached thereto shall be substantially in such form (not inconsistent with this Indenture) as shall be established by or pursuant to one or more Board Resolutions (as set forth in a Board Resolution or, to the extent established pursuant to rather than set forth in a Board Resolution, an Officer’s Certificate detailing such establishment) or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have imprinted or otherwise reproduced thereon such legend or legends or endorsements, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, or with any rules of any securities exchange or to conform to general usage, all as may be determined by the officers executing such Securities as evidenced by their execution of such Securities. If temporary Securities of any series are issued as permitted by Section 2.12, the form thereof also shall be established as provided in the preceding sentence. If the forms of Securities of the series are established by, or by action taken pursuant to, a Board Resolution, a copy of the Board Resolution together with an appropriate record of any such action taken pursuant thereto, including a copy of the approved form of Securities shall be certified by an Officer of the Issuer and delivered to the Trustee at or prior to the delivery of the Issuer Order contemplated by Section 2.4 for the authentication and delivery of such Securities.

7 The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities as evidenced by their execution of such Securities. Section 2.2 Form of Trustee’s Certificate of Authentication. The Trustee’s certificate of authentication on all Securities shall be in substantially the following form: “This is one of the Securities referred to in the within-mentioned Indenture. , as Trustee By Authorized Signatory Dated: ” If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Trustee’s Certificate of Authentication to be borne by the Securities of each such series shall be substantially as follows: “This is one of the Securities referred to in the within-mentioned Senior Indenture. , as Authenticating Agent By Authorized Signatory” Section 2.3 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities may be issued from time to time in one or more series and each such series shall rank equally and pari passu with the Securities. There shall be established in or pursuant to (i) one or more Board Resolutions (and to the extent established pursuant to rather than set forth in a Board Resolution, in an Officer’s Certificate detailing such establishment) or (ii) established in one or more indentures supplemental hereto, prior to the initial issuance of Securities of any series: (1) the title and designation of the Securities of the series, including CUSIP and ISIN numbers, if available, which shall distinguish the Securities of the series from the Securities of all other series; (2) the purchase price, denomination and any limit upon the aggregate principal amount of the Securities of the series that may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Sections 2.8, 2.11, 8.5 or 12.3);

8 (3) if other than Dollars, the coin or currency in which payments of principal of (or premium, if any) and interest, if any, on the Securities of the series shall or may be payable, or in which the Securities of that series are denominated (including, but not limited to, any Foreign Currency); (4) the date or dates on which the principal of the Securities of the series is payable and the method of determination thereof; (5) the rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, on which such interest shall be payable and on which a record shall be taken for the determination of Holders to whom interest is payable and/or the method by which such rate or rates or date or dates shall be determined; (6) the place or places where the principal of and any interest on Securities of the series shall be payable (if other than as provided in Section 3.2); (7) the right, if any, of the Issuer to redeem Securities, in whole or in part, at its option and the period or periods within which, the price or prices at which and any terms and conditions upon which Securities of the series may be so redeemed; (8) the obligation, if any, of the Issuer to redeem, purchase or repay Securities of the series in whole or in part pursuant to any mandatory redemption or analogous provisions or at the option of a Holder thereof and the price or prices at which and the period or periods within which and any terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation; (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon acceleration of the maturity thereof; (10) if other than the coin or currency in which the Securities of that series are denominated, the coin or currency in which payment of the principal of or interest on the Securities of such series shall be payable; (11) if the principal of or interest on the Securities of such series are to be payable, at the election of the Issuer or a Holder thereof, in a coin or currency other than that in which the Securities are denominated, the period or periods within which, and the terms and conditions upon which, such election may be made; (12) if the amount of payments of principal of and interest on the Securities of the series may be determined with reference to an index based on a coin or currency other than that in which the Securities of the series are denominated, the manner in which such amounts shall be determined; (13) whether such Securities will be issuable in global form; (14) whether and under what circumstances the Issuer will pay Additional Amounts on the Securities of the series held by a person in respect of any tax, assessment or

9 governmental charge withheld or deducted and, if so, whether the Issuer will have the option to redeem such Securities rather than pay such Additional Amounts; (15) if the Securities of such series are to be issuable in definitive form (whether upon original issue or upon exchange of a temporary Security of such series) only upon receipt of certain certificates or other documents or satisfaction of other conditions, the form and terms of such certificates, documents or conditions; (16) if other than the Trustee, the identity of any Trustees, Depositaries, Authenticating Agents, paying or transfer Agents or Registrars or any other agents with respect to the Securities of such series; (17) any deletions from, modifications of or additions to the Events of Default or covenants with respect to the Securities of such series; (18) provisions, if any, granting special rights to the Holders of Securities of the series upon the occurrence of such events as may be specified; (19) the date as of which any temporary Security in global form representing Outstanding Securities of the series shall be dated if other than the date of original issuance of the first Security of the series to be issued and whether such additional or modified Events of Default or covenants shall be subject to Article X or such other means of Defeasance or Covenant Defeasance as may be specified with respect to the Securities of such series; (20) the applicability, if any, to the Securities of or within the series of Article X, or such other means of Defeasance or Covenant Defeasance as may be specified for the Securities of such series; (21) if the Securities of the series shall be issued in whole or in part in global form (a) the Depositary for such global Securities, (b) the form of any legend in addition to or in lieu of that in Section 2.8 which shall be borne by such global security, (c) whether beneficial owners of interests in any Securities of the series in global form may exchange such interests for certificated Securities of such series and of like tenor of any authorized form and denomination, and (d) if other than as provided in Section 2.8, the circumstances under which any such exchange may occur; (22) the right of the Issuer, if any, to defer any payment of principal of or interest on the Securities of the series, or any tranche thereof, and the maximum length of any such deferral period; (23) any other terms of the series (which terms shall not adversely affect a prior series of Securities); and (24) if, and the terms and conditions upon which, the Securities of such series may, or must, be converted into Securities of the Issuer, or exchanged for securities of the Issuer or another entity.

10 All Securities of any one series shall be substantially identical as to denomination, issue date, issue price and, if applicable, the date from which interest shall be paid, except as may otherwise be provided by or pursuant to the Board Resolution or Officer’s Certificate referred to above or as set forth in any such indenture supplemental hereto. All Securities of any one series need not be issued at the same time and may pursuant to the Board Resolution, Officer’s Certificate or supplemental indenture be issued from time to time, consistent with the terms of this Indenture, if so provided by or pursuant to such Board Resolution, such Officer’s Certificate or in any such indenture supplemental hereto. Section 2.4 Authentication and Delivery of Securities. (1) At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Securities of any series executed by the Issuer to the Trustee for authentication together with the applicable documents referred to below in this Section, and the Trustee shall thereupon authenticate and deliver such Securities to or upon the order of the Issuer (contained in the Issuer Order referred to below in this Section) or pursuant to such procedures acceptable to the Trustee and to such recipients as may be specified from time to time by an Issuer Order. The maturity date, original issue date, interest rate and any other terms of the Securities of such series shall be determined by or pursuant to such Issuer Order and procedures. In authenticating such Securities and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall receive and (subject to Section 6.1) shall be fully protected in relying upon, unless and until such documents have been superseded or revoked: (a) an Issuer Order requesting such authentication and setting forth delivery instructions if the Securities are not to be delivered to the Issuer, provided that, with respect to Securities of a series subject to a Periodic Offering, (i) such Issuer Order may be delivered by the Issuer to the Trustee prior to the delivery to the Trustee of such Securities for authentication and delivery, (ii) the Trustee shall authenticate and deliver Securities of such series for original issue from time to time, in an aggregate principal amount not exceeding the aggregate principal amount established for such series, pursuant to an Issuer Order or pursuant to procedures acceptable to the Trustee as may be specified from time to time by an Issuer Order and (iii) the maturity date or dates, original issue date or dates, interest rate or rates and any other terms of Securities of such series shall be determined by an Issuer Order or pursuant to such procedures; (b) any Board Resolution, Officer’s Certificate and/or executed supplemental indenture referred to in Sections 2.1 and 2.3 by or pursuant to which the forms and terms of the Securities were established; (c) an Officer’s Certificate setting forth the form or forms and terms of the Securities stating that the form or forms and terms of the Securities have been established pursuant to Sections 2.1 and 2.3 and comply with this Indenture, and covering such other matters as the Trustee may reasonably request; and (d) either one or more Opinions of Counsel addressed to the Trustee permitting it to conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, on one or more Opinions of Counsel, substantially to the effect that:

11 (i) the forms of the Securities have been duly authorized and established in conformity with the provisions of this Indenture; (ii) in the case of an underwritten offering, the terms of the Securities have been duly authorized and established in conformity with the provisions of this Indenture, and, in the case of an offering that is not underwritten, certain terms of the Securities have been established pursuant to a Board Resolution, an Officer’s Certificate or a supplemental indenture in accordance with this Indenture, and when such other terms as are to be established pursuant to procedures set forth in an Issuer Order shall have been established, all such terms will have been duly authorized by the Issuer and will have been established in conformity with the provisions of this Indenture; (iii) when the Securities have been executed by the Issuer and authenticated by the Trustee in accordance with the provisions of this Indenture and delivered to and duly paid for by the purchasers thereof, they will have been duly issued under this Indenture, will be entitled to the benefits of this Indenture, and will be valid and binding obligations of the Issuer, enforceable in accordance with their respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditors’ rights generally and (ii) rights of acceleration, if any, and the availability of equitable remedies may be limited by equitable principles of general applicability; and (iv) that all applicable laws and requirements in respect of the execution and delivery by the Issuer of such Securities have been complied with. In rendering such opinions, any counsel may qualify any opinions as to enforceability by stating that such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium and other similar laws affecting the rights and remedies of creditors and is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Such counsel may rely upon opinions of other counsel (copies of which shall be delivered to the Trustee), who shall be counsel reasonably satisfactory to the Trustee, in which case the opinion shall state that such counsel believes he or she and the Trustee are entitled so to rely. Such counsel may also state that, insofar as such opinion involves factual matters, he or she has relied, to the extent he or she deems proper, upon certificates of officers of the Issuer and its subsidiaries and certificates of public officials. (2) The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken by the Issuer or if the Trustee in good faith shall determine that such action would expose the Trustee to personal liability to existing Holders or would affect the Trustee’s own rights, duties or immunities under the Securities, this Indenture or otherwise. (3) If the Issuer shall establish pursuant to Section 2.3 that the Securities of a series are to be issued in whole or in part in global form, then the Issuer shall execute and the Trustee shall, in accordance with this Section and the Issuer Order with respect to such series, authenticate and deliver one or more Securities in global form that (a) shall represent and shall be

12 denominated in an amount equal to the aggregate principal amount of all of the Securities of such series issued and not yet canceled, (b) shall be registered in the name of the Depositary for such Security or Securities in global form or the nominee of such Depositary, (c) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary’s instructions and (d) shall bear the legend required by Section 2.9. (4) Each Depositary designated pursuant to Section 2.3 must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation. Section 2.5 Execution of Securities. The Securities shall be executed on behalf of the Issuer by the chairman or deputy chairman of its Board of Directors or its president or any executive, senior or other vice president, its treasurer, its secretary or other authorized Officers of the Issuer, and which may, but need not, be attested. Such signatures may be the manual or electronic signatures of the present or any future such officers. Typographical and other minor errors or defects in any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee. In case any officer of the Issuer who shall have signed any of the Securities shall cease to be such officer before the Security shall be authenticated and delivered by the Trustee or disposed of by the Issuer, such Security nevertheless may be authenticated and delivered or disposed of as though the person who signed such Security had not ceased to be such officer of the Issuer; and any Security may be signed on behalf of the Issuer by such persons as, at the actual date of the execution of such Security shall be the proper officers of the Issuer, although at the date of the execution and delivery of this Indenture any such person was not such an officer. Section 2.6 Certificate of Authentication. Only such Securities as shall bear thereon a certificate of authentication substantially in the form herein before recited, executed by the Trustee by the manual or electronic signature of one of its authorized signatories, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. The execution of such certificate by the Trustee upon any Security executed by the Issuer shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. Section 2.7 Denomination and Date of Securities; Payments of Interest. The Securities of each series shall be issuable in such currencies and denominations established as contemplated by Section 2.3 or, if not so established, in denominations of $1,000 and any integral multiple thereof. The Securities of each series shall be numbered, lettered or otherwise distinguished in such manner or in accordance with such plan as the officers of the Issuer executing the same may determine with the approval of the Trustee, as evidenced by the execution and authentication thereof. Any of the Securities may be issued with appropriate insertions, omissions, substitutions and variations, and may have imprinted or otherwise reproduced thereon such legend or legends, not inconsistent with the provisions of this Indenture, as may be required to comply with any law or with any rules or regulations pursuant thereto, including those required by

13 Section 2.9 or with the rules of any securities market in which the Securities are admitted to trading or to continue general usage. Each Security shall be dated the date of its authentication. The Securities of each series shall bear interest, if any, from the date, and such interest shall be payable on the dates, established as contemplated by Section 2.3. The person in whose name any Security of any series is registered at the close of business on any record date applicable to a particular series with respect to any interest payment date for such series shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding any transfer or exchange of such Security subsequent to the record date and prior to such interest payment date, except if and to the extent the Issuer shall default in the payment of the interest due on such interest payment date for such series, in which case such defaulted interest shall be paid to the persons in whose names Outstanding Securities for such series are registered at the close of business on a subsequent record date (which shall be not less than five Business Days prior to the date of payment of such defaulted interest) established by notice given by mail by or on behalf of the Issuer to the Holders of Securities not less than 15 days preceding such subsequent record date. The term “record date” as used with respect to any interest payment date (except a date for payment of defaulted interest) for the Securities of any series shall mean the date specified as such in the terms of the Securities of such series established as contemplated by Section 2.3, or, if no such date is so established, if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month or, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a Business Day. Section 2.8 Registration, Transfer and Exchange. (1) The Issuer will keep at each office or agency to be maintained for the purpose as provided in Section 3.2 for each series of Securities a register or registers (the “Security Registrar”) in which, subject to such reasonable regulations as it may prescribe, it will provide for the registration of Securities of such series and the registration of transfer of Securities of such series. Such register shall be in written form in the English language. At all reasonable times such Security Registrar or Security Registrars shall be open for inspection by the Trustee. Unless otherwise specified in or pursuant to this indenture or a Board Resolution or Officer’s Certificate, the Trustee shall be initial Security Registrar for each series of Securities. Pursuant to Section 6.10 herein, the Issuer shall have the right to remove and replace from time to time the Security Registrar for any series of Securities; provided that no such removal or replacement shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Issuer and shall have accepted such appointment by the Issuer. In the event that the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Registrar for such series at all reasonable times. (2) Subject to the prior written consent of the Bermuda Monetary Authority, where required, upon due presentation for registration of transfer of any Security of any series at any such office or agency to be maintained for the purpose as provided in Section 3.2, the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or

14 transferees a new Security or Securities of the same series, maturity date, interest rate and original issue date in authorized denominations for a like aggregate principal amount. (3) At the option of the Holder thereof, Securities of any series (except a Security in global form, except as set forth below herein) may be exchanged for other Securities of the same series having authorized denominations and an equal aggregate principal amount and stated maturity, upon surrender of such Securities to be exchanged at the agency of the Issuer that shall be maintained for such purpose in accordance with Section 3.2 and upon payment, if the Issuer shall so require, of the charges hereinafter provided. Whenever any Securities are so surrendered for exchange, the Issuer shall execute and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Each new Security to be issued upon exchange of Securities or transfer of Securities will, within three Business Days of the receipt of a request for exchange or form of transfer, be delivered at the risk of the Holder entitled to the Security to such address as may be specified in such request or form of transfer. (4) All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Issuer or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Issuer and the Trustee duly executed by the Holder or his or her attorney duly authorized in writing. The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. Transfers will be effected without charge by or on behalf of the Issuer, the Security Registrar or the Transfer Agent, but upon payment, or the giving of such indemnity as the Issuer, the Security Registrar or the Transfer Agent may require, in respect of any tax or other governmental charges which may be imposed in relation to it. No Holder may require the transfer of a Security to be registered during the period of 15 days ending on the due date for any payment of principal or interest on that Security, including any Redemption Date. The Issuer shall not be required to exchange or register a transfer of (a) any Securities of any series for a period of 15 days next preceding the first mailing of notice of redemption of Securities of such series to be redeemed or (b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed. (5) Notwithstanding any other provision of this Section 2.8, unless and until it is exchanged in whole or in part for Securities in definitive registered form, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary. If at any time the Depositary for any Securities of a series represented by one or more Securities in global form notifies the Issuer that it is unwilling or unable to continue as Depositary for such Securities or if at any time the Depositary for such Securities shall no longer be eligible under Section 2.4, the Issuer shall appoint a successor Depositary eligible under

15 Section 2.4 with respect to such Securities. If a successor Depositary eligible under Section 2.4 for such Securities is not appointed by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such ineligibility, the Issuer’s election pursuant to Section 2.3 that such Securities be represented by one or more Securities in global form shall no longer be effective and the Issuer will execute, and the Trustee, upon receipt of an Officer’s Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Security or Securities in global form representing such Securities in exchange for such Security or Securities in global form. The Issuer may at any time and in its sole discretion determine that the Securities of any series issued in the form of one or more Securities in global form shall no longer be represented by a Security or Securities in global form. In such event the Issuer will execute, and the Trustee, upon receipt of an Officer’s Certificate for the authentication and delivery of definitive Securities of such series, will authenticate and deliver Securities of such series in definitive registered form, in any authorized denominations, in an aggregate principal amount equal to the principal amount of the Security or Securities in global form representing such Securities, in exchange for such Security or Securities in global form. If specified by the Issuer pursuant to Section 2.3 with respect to Securities represented by a Security in global form, the Depositary for such Security in global form may surrender such Security in global form in exchange in whole or in part for Securities of the same series in definitive form on such terms as are acceptable to the Issuer and such Depositary. Thereupon, the Issuer shall execute, and the Trustee shall authenticate and deliver, without service charge, (a) to the Person specified by such Depositary a new Security or Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person’s beneficial interest in the Security in global form; and (b) to such Depositary a new Security in global form in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (a) above. Upon the exchange of a Security in global form for Securities in definitive form, in authorized denominations, such Security in global form shall be canceled by the Trustee or an agent of the Issuer or the Trustee. Securities in definitive form issued in exchange for a Security in global form pursuant to this Section 2.8 shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Issuer or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

16 (6) All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange. (7) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among depositary participants or beneficial owners of interests in any Security in global form) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof. Section 2.9 Global Security Legend. Any Security in global form authenticated and delivered hereunder shall bear a legend in substantially the following form, or in such other form as may be necessary or appropriate to reflect the arrangements with or to comply with the requirements of any Depositary: THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE ISSUER, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE. Section 2.10 Mutilated, Defaced, Destroyed, Lost and Stolen Securities. In case any Security shall become mutilated, defaced or be destroyed, lost or stolen, the Issuer in its discretion may execute, and upon the written request of any officer of the Issuer, the Trustee shall authenticate and deliver a new Security of the same series, maturity date, interest rate and original issue date, bearing a number or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Security. In every case the applicant for a substitute Security shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity satisfactory to them to indemnify and defend and to save each

17 of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof and in the case of mutilation or defacement shall surrender the Security to the Trustee or such agent. Upon the issuance of any substitute Security, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) or its agent connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may instead of issuing a substitute Security, pay or authorize the payment of the same, if the applicant for such payment shall furnish to the Issuer and to the Trustee and any agent of the Issuer or the Trustee such security or indemnity satisfactory to them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Issuer and the Trustee and any agent of the Issuer or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof. Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender. Section 2.11 Cancellation of Securities. All Securities surrendered for payment, redemption, registration of transfer or exchange, if surrendered to the Issuer or any agent of the Issuer or the Trustee or any agent of the Trustee, shall be delivered to the Trustee or its agent for cancellation or, if surrendered to the Trustee, shall be canceled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee or its agent shall dispose of canceled Securities held by it in accordance with its customary procedures for the disposition of cancelled securities in effect as of the date of such cancellation. If the Issuer or its agent shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee or its agent for cancellation. Section 2.12 Temporary Securities. Pending the preparation of definitive Securities for any series, the Issuer may execute and the Trustee shall authenticate and deliver temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable as Securities of such series of any authorized denomination, and substantially in the form of the definitive Securities of such series but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Issuer with the

18 concurrence of the Trustee as evidenced by the execution and authentication thereof. Temporary Securities may contain such references to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Issuer and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Issuer shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at each office or agency to be maintained by the Issuer for that purpose pursuant to Section 3.2 and the Trustee shall authenticate and deliver in exchange for such temporary Securities of such series an equal aggregate principal amount of definitive Securities of the same series having authorized denominations. Until so exchanged, the temporary Securities of any series shall be entitled to the same benefits under this Indenture as definitive Securities of such series, unless otherwise established pursuant to Section 2.3. Section 2.13 CUSIP and ISIN Numbers. The Issuer in issuing the Securities may use a “CUSIP” and “ISIN” number (if then generally in use), and, if so used by the Issuer, the Trustee shall use “CUSIP” numbers or “ISIN” numbers, as the case may be, in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Issuer will promptly notify the Trustee in writing of any change in the “CUSIP” numbers or “ISIN” numbers. ARTICLE III COVENANTS OF THE ISSUER Section 3.1 Payment of Principal, Premium, Interest and Additional Amounts. The Issuer covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay or cause to be paid the principal of, and interest on, each of the Securities of such series (together with any Additional Amounts payable pursuant to the terms of such Securities) at the place or places, at the respective times and in the manner provided in such Securities and in this Indenture. The interest on Securities (together with any Additional Amounts payable pursuant to the terms of such Securities) shall be payable only to or upon the written order of the Holders thereof and, at the option of the Issuer, may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last addresses as they appear on the registry books of the Issuer. Section 3.2 Offices for Payments, Etc. The Issuer will maintain an office or agency where Securities of each series may be presented for payment, where the Securities of each series may be presented for exchange as is provided in this Indenture and, if applicable, pursuant to Section 2.3 and where the Securities of each series may be presented for registration of transfer as in this Indenture provided. The Issuer will maintain an office or agency where notices and demands to or upon the Issuer in respect of the Securities of any series or this Indenture may be served.

19 The Issuer will give to the Trustee written notice of the location of each such office or agency and of any change of location thereof. In case the Issuer shall fail to maintain any agency required by this Section, or shall fail to give such notice of the location or of any change in the location of any of the above agencies, presentations and demands may be made and notices may be served at the Corporate Trust Office of the Trustee. The Issuer may from time to time designate one or more additional offices or agencies where the Securities of a series may be presented for payment, where the Securities of that series may be presented for exchange as provided in this Indenture and pursuant to Section 2.3 and where the Securities of that series may be presented for registration of transfer as in this Indenture provided, and the Issuer may from time to time rescind any such designation, as the Issuer may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain the agencies provided for in this Section. The Issuer will give to the Trustee prompt written notice of any such designation or rescission thereof. Section 3.3 Money for Security Payments to be Held in Trust; Unclaimed Money. If the Issuer shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of, or interest or Additional Amounts on any of the Securities, segregate and hold in trust for the benefit of the Holders entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Holders or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act. Whenever the Issuer shall have one or more Paying Agents, it will, on or prior to each due date of the principal of, or interest or Additional Amounts on, any Securities, deposit with the Paying Agent or Paying Agents a sum sufficient to pay the principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Holders entitled to such principal, premium, if any, or interest or Additional Amounts, and, unless such Paying Agent is the Trustee, the Issuer will promptly notify the Trustee of its action or failure so to act. The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will: (1) comply with the provisions of the Trust Indenture Act applicable to it as a Paying Agent; (2) hold all sums held by it for the payment of the principal of, or interest or Additional Amounts on, Securities in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided; (3) give the Trustee notice of any default by the Issuer (or any other obligor upon the Securities) in the making of any payment of principal or interest or Additional Amounts; and (4) at any time during the continuance of any such default by the Issuer (or any obligor upon the Securities of that series), upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

20 The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Issuer or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Issuer or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money. Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer in trust for the payment of the principal of, or interest or Additional Amounts on, any Security and remaining unclaimed for two years after such principal or interest or Additional Amounts has become due and payable shall be paid to the Issuer on Issuer Order, or, if then held by the Issuer, shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Issuer as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense of the Issuer cause to be published at least once, in an Authorized Newspaper in the Borough of Manhattan, The City of New York, and at least once in an Authorized Newspaper in London, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. Section 3.4 Statements of Officers as to Default; Notice of Default. (1) The Issuer will deliver to the Trustee, within 120 days after the end of each fiscal year of the Issuer ending after the date hereof, a certificate, signed by the principal executive officer, principal financial officer or principal accounting officer of the Issuer, stating whether or not to the best knowledge of the signer thereof the Issuer is in default (without regard to periods of grace or requirements of notice) in the performance and observance of any of the terms, provisions and conditions hereof, and if the Issuer shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. (2) The Issuer shall file with the Trustee written notice of the occurrence of any default or Event of Default within five Business Days of its becoming aware of any such default or Event of Default. Section 3.5 Existence. Subject to Article IX, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and those of each of its Subsidiaries; provided, however, that the Issuer shall not be required to preserve any such right if the Issuer shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer or the business of any Subsidiary and that the loss thereof is not disadvantageous in any material respect to the Holders. Section 3.6 Commission Reports. The Issuer shall provide to the Trustee and the Holders, within 15 days after it files such annual reports, information, documents and other reports with the Commission, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and

21 regulations prescribe) which the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of such shall not constitute actual or constructive knowledge or notice of any information contained therein or determinable from information contained therein, including the Issuer’s compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer’s Certificates). The Trustee shall be under no obligation to analyze or make any credit decisions with respect to reports or other information received by it pursuant to this section, but shall hold such reports and other information solely for the benefit of, and review by, the Holders. The Issuer will be deemed to have provided a required report to the Trustee and the Holders if it has filed such report with the Commission via the EDGAR filing system (or any successor system). If at any time the Issuer is not subject to Section 13 or 15(d) of the Exchange Act or any successor provision, and for so long as any Securities are outstanding, the Issuer will provide to the Trustee and the Holders such information as would have been contained in reports required to be filed pursuant to Section 13 or 15(d) of the Exchange Act if the Issuer were subject thereto. Section 3.7 Payment of Additional Amounts. The Issuer will make all payments of principal of, interest and any other amounts on, or in respect of, the Securities without withholding or deduction at source for, or on account of, any present or future taxes, or governmental charges imposed or levied by or on behalf of a Taxing Jurisdiction, unless such taxes or governmental charges are required to be withheld or deducted by (x) the laws (or any regulations or rulings promulgated thereunder) of Bermuda, the United Kingdom or any other jurisdiction in which the Issuer is organized or otherwise considered to be a resident for tax purposes, or any other jurisdiction from which or through which a payment on the Securities is made by the Issuer (each, a “Taxing Jurisdiction”) or any political subdivision or taxing authority thereof or therein or (y) an official position regarding the application, administration, interpretation or enforcement of any such laws, regulations or rulings (including, without limitation, a holding by a court of competent jurisdiction or by a taxing authority in a Taxing Jurisdiction or any political subdivision thereof). If a withholding or deduction at source is required, the Issuer will, subject to certain limitations and exceptions described below, pay to the Holder of any Security such Additional Amounts as may be necessary so that any payment of principal, premium, if any, interest or any other amount made to such Holder (including any such withholding or deduction from such Additional Amounts), after the withholding or deduction, will not be less than the amount provided for in such Security or in the indenture to be then due and payable. The Issuer will not be required to pay any Additional Amounts for or on account of: (1) any tax, fee, duty, assessment or governmental charge of whatever nature which would not have been imposed but for the fact that such Holder (a) was a resident, domiciliary or national of, or engaged in business or maintained a permanent establishment or was physically present in, the relevant Taxing Jurisdiction or any political subdivision thereof or otherwise had some connection with the relevant Taxing Jurisdiction other than by reason of the mere ownership of, or receipt of payment under, such Security, (b) presented, where presentation is required, such Security for payment in the relevant Taxing Jurisdiction or any political subdivision thereof, unless such Security could not have been presented for payment elsewhere, or (c) presented, where presentation is required, such Security for payment more than 30 days after the date on which the

22 payment in respect of such Security became due and payable or provided for, whichever is later, except to the extent that the Holder would have been entitled to such Additional Amounts if it had presented such Security for payment on any day within that 30-day period; (2) any estate, inheritance, gift, sale, transfer, personal property or similar tax, assessment or other governmental charge; (3) any tax, assessment or other governmental charge that is imposed or withheld by reason of the failure by the Holder or beneficial owner of such Security to comply with any reasonable request by us addressed to the Holder within 90 days of such request (a) to provide information concerning the nationality, residence or identity of the Holder or the beneficial owner or (b) to make any declaration or other similar claim or satisfy any information or reporting requirement, which is required or imposed by statute, treaty, regulation or administrative practice of the relevant Taxing Jurisdiction or any political subdivision thereof as a precondition to exemption from all or part of such tax, assessment or other governmental charge; (4) any tax, fee, duty, assessment or government charge imposed under FATCA; (5) any withholding or deduction required to be made pursuant to EU Council Directive 2003/48/EC of 3 June 2003 on the taxation of savings income in the form of interest payments (the “EU Directive”), or any law implementing or complying with, or introduced in order to conform to such EU Directive; or (6) any combination of items (1), (2), (3), (4) and (5). In addition, the Issuer will not pay Additional Amounts with respect to any payment of principal of, or premium, if any, interest or any other amounts on, any such Security to any Holder who is a fiduciary or partnership or other than the sole beneficial owner of such Security if such payment would be required by the laws of the relevant Taxing Jurisdiction (or any political subdivision or relevant taxing authority thereof or therein) to be included in the income for tax purposes of a beneficiary or partner or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner to the extent such beneficiary, partner or settlor would not have been entitled to such Additional Amounts had it been the Holder of the Security. Whenever in this Indenture there is mentioned, in any context, the payment of the principal of or any premium, interest or any other amounts on, or in respect of, any Security of any series or the net proceeds received on the sale or exchange of any Security of any series, such mention shall be deemed to include mention of the payment of Additional Amounts provided by the terms of such series established hereby or pursuant hereto to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to such terms, and express mention of the payment of Additional Amounts (if applicable) in any provision hereof shall not be construed as excluding the payment of Additional Amounts in those provisions hereof where such express mention is not made. Prior to the date on which the payment of any Additional Amounts is due, the Issuer will deliver to the Trustee an Officer’s Certificate stating that such Additional Amounts will be payable on the applicable payment date and setting forth by Taxing Jurisdiction the amounts, if

23 any, required to be withheld on such payments to such Holders of Securities and the Issuer agrees to pay to the Trustee or such Paying Agent the Additional Amounts required by Section 3.7. The foregoing obligations will survive any termination, defeasance or discharge of the Indenture and will apply mutatis mutandis to any jurisdiction in which any successor to the Issuer is organized or any political subdivision or taxing authority or agency thereof or therein. Section 3.8 Waiver of Certain Covenants. The Issuer may omit in any particular instance to comply with any term, provision, or condition set forth in this Indenture or any applicable supplemental indenture, with respect to the Securities of any series, if the Holders of a majority in principal amount of all outstanding Securities of such series shall, by act of such Holders in accordance with Section 7.1, either waive such compliance in such instance or generally waive compliance with such term, provision, or condition in accordance with Article 8 and Section 5.7, but no such waiver will extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Issuer and the duties of the Trustee in respect of any such term, provision, or condition will remain in full force and effect. ARTICLE IV HOLDERS LISTS AND REPORTS BY THE ISSUER AND THE TRUSTEE Section 4.1 Issuer to Furnish Trustee Information as to Names and Addresses of Holders. If and so long as the Trustee shall not be the Security Registrar for the Securities of any series, the Issuer and any other obligor on the Securities will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of such series pursuant to Section 312 of the Trust Indenture Act (1) semi-annually not more than 15 calendar days after each record date for the payment of interest on such Securities, as hereinabove specified, as of such record date and on dates to be determined pursuant to Section 2.3 for non-interest bearing Securities in each year, and (2) at such other times as the Trustee may request in writing, within thirty days after receipt by the Issuer of any such request as of a date not more than 15 days prior to the time such information is furnished; provided that so long as the Trustee is the Security Registrar, no such list shall be required to be furnished. Section 4.2 Preservation of Information; Communications to Holders. (1) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 4.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar or Paying Agent. The Trustee may destroy any list furnished to it as provided in Section 4.1 upon receipt of a new list so furnished. (2) The rights of Holders to communicate with other Holders with respect to their rights under this Indenture or under the Securities, and the corresponding rights and privileges of the Trustee, shall be as provided by the Trust Indenture Act. (3) Every Holder of Securities, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer, nor the Trustee nor any agent of any of them shall

24 be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Sections 4.1 and 4.2(2), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 4.2(2). Section 4.3 Reports by the Trustee. Any Trustee’s report required under Section 313(a) of the Trust Indenture Act shall be transmitted within 60 days after May 15 in each year, as provided in Section 313(c) of the Trust Indenture Act, so long as any Securities are Outstanding hereunder, and shall begin on the next May 15 following the date of the Indenture, if required by and in compliance with Section 313(a) of the Trust Indenture Act. A copy of each such report shall, at the time of such transmission to Holders, be filed by the Issuer with each securities exchange, if any, upon which the Securities are listed, and with the Commission, as may be required. The Issuer will promptly notify the Trustee when the Securities are listed on any securities exchange and of any delisting thereof. ARTICLE V REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT Section 5.1 Event of Default Defined; Acceleration of Maturity; Waiver of Default. “Event of Default” with respect to Securities of any series wherever used herein, means each one of the following events which shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless it is either inapplicable to a particular series or it is specifically deleted or modified in an indenture supplemental hereto, if any, under which such series of Securities is issued: (1) default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days and the interest payment date has not been properly extended or deferred; provided, however, that if the Issuer is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Issuer is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities of that series (subject to any deferral of any due date in the case of an extension period); or (2) default in the payment of all or any part of the principal of, or premium, if any, or any Additional Amounts on any of the Securities of such series, as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise; provided, however, that if the Issuer is permitted by the terms of the Securities of the applicable series to defer the payment in question, the date on which such payment is due and payable shall be the date on which the Issuer is required to make payment following such deferral, if such deferral has been elected pursuant to the terms of the Securities of that series (subject to any deferral of any due date in the case of an extension period); or

25 (3) a decree or order by a court having jurisdiction in the premises shall have been entered adjudging the Issuer as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization of the Issuer under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, and such decree or order shall have continued undischarged and unstayed for a period of 90 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Issuer or of its property, or for the winding up or liquidation of its affairs, shall have been entered, and such decree or order shall have remained in force and unstayed for a period of 90 days; or (4) the Issuer shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Issuer or for any substantial part of its property, or make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its respective debts generally as they become due; or (5) any other Event of Default provided in the supplemental indenture under which such series of Securities is issued or in the form of Security for such series. If an Event of Default described in clause (1), (2) or (5) occurs and is continuing, then, and in each and every such case, except for any series of Securities the principal of which shall have already become due and payable, either the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities of each such affected series then Outstanding hereunder (voting as separate classes) by notice in writing to the Issuer (and to the Trustee if given by Holders), may declare the entire principal (or, if the Securities of any such affected series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of such Securities, and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration, the same shall become immediately due and payable. If an Event of Default specified in clause (3) or (4) occurs, all unpaid principal (or, if any Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of all the Securities then Outstanding, and interest accrued thereon, if any, shall be due and payable immediately, without any declaration or other act on the part of the Trustee or any Holder. The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Issuer shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest and Additional Amounts, if any, upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of any and all Securities of each such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same

26 rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of each such series (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence, bad faith or willful misconduct, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein, then and in every such case the Holders of a majority in aggregate principal amount of all the Securities of each such series, or of all the Securities, in each case voting as a single class, then Outstanding, by written notice to the Issuer and to the Trustee, may waive all defaults with respect to each such series (or with respect to all the Securities, as the case may be) and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon. For all purposes under this Indenture, if a portion of the principal of any Original Issue Discount Securities shall have been accelerated and declared due and payable pursuant to the provisions hereof, then, from and after such declaration, unless such declaration has been rescinded and annulled, the principal amount of such Original Issue Discount Securities shall be deemed, for all purposes hereunder, to be such portion of the principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Securities. Section 5.2 Collection of Indebtedness by Trustee; Trustee May Prove Debt. (1) The Issuer covenants that (a) in case default shall be made in the payment of any installment of interest on any of the Securities of any series when such interest shall have become due and payable, and such default shall have continued for a period of 30 days or (b) in case default shall be made in the payment of all or any part of the principal or any Additional Amounts of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or by declaration or otherwise, then upon written demand of the Trustee, the Issuer will pay to the Trustee for the benefit of the Holders of the Securities of such series the whole amount that then shall have become due and payable on all Securities of such series for principal, interest or Additional Amounts, as the case may be (with interest to the date of such payment upon the overdue principal and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of the Original Issue Discount Securities) specified in the Securities of such series); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of its negligence, bad faith or willful misconduct.

27 Until such demand is made by the Trustee, the Issuer may pay the principal of and interest on the Securities of any series to the registered Holders, whether or not the Securities of such series be overdue. (2) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Issuer or other obligor upon the Securities and collect in the manner provided by law out of the property of the Issuer or other obligor upon the Securities, wherever situated the moneys adjudged or decreed to be payable. (3) In case there shall be pending proceedings relative to the Issuer or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor, or in case of any other comparable judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise: (a) to file and prove a claim or claims for the whole amount of principal and interest and Additional Amounts (or, if the Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) owing and unpaid in respect of the Securities of any series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence, bad faith or willful misconduct) and of the Holders allowed in any judicial proceedings relative to the Issuer or other obligor upon the Securities, or to the creditors or property of the Issuer or such other obligor, (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities of any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and (c) to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation

28 to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence, bad faith or willful misconduct. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person. (4) All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series may be enforced by the Trustee without the possession of any of such Securities or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities appertaining to such Securities in respect of which such action was taken. (5) In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings. Section 5.3 Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article or, after an Event of Default, any money or other property distributable in respect of the Issuer’s obligations under this Indenture, in respect of any series shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or interest or Additional Amounts, upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid: FIRST: To the payment of costs and expenses applicable to such series in respect of which monies have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence, bad faith or willful misconduct; SECOND: In case the principal of the Securities of such series in respect of which moneys have been collected shall not have become and be then due and payable, to the payment of interest and Additional Amounts on the Securities of such series in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in such

29 Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference; THIRD: In case the principal of the Securities of such series in respect of which moneys have been collected shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities of such series for principal and interest and Additional Amounts, with interest upon the overdue principal, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal, interest, Additional Amounts or Yield to Maturity, without preference or priority of principal over interest, Additional Amounts or Yield to Maturity, or of interest, Additional Amounts or Yield to Maturity over principal, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal, accrued and unpaid interest, Additional Amounts or Yield to Maturity; and FOURTH: To the payment of the remainder, if any, to the Issuer or as a court of competent jurisdiction shall direct in writing. Section 5.4 Suits for Enforcement. In case an Event of Default or other failure of compliance with any other term or provision under this Indenture has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem necessary to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law. Section 5.5 Restoration of Rights on Abandonment of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Issuer and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Issuer, the Trustee and the Holders shall continue as though no such proceedings had been taken. Section 5.6 Limitations on Suits by Holders. No Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture (except for actions or proceedings for payment of overdue principal, premium or interest, as applicable), or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless such Holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of not less than 25% in aggregate principal amount of the Securities of each affected series then Outstanding (treated as a single class) shall have made written request upon the Trustee to institute such action or proceedings in its own name

30 as trustee hereunder and shall have offered to the Trustee such indemnity reasonably satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 5.9; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder and the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other such Holder of Securities(it being understood that the Trustee does not have an affirmative duty to ascertain whether or not such actions or forbearances affect, disturb or prejudice the rights of such Holders), or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of the applicable series. For the protection and enforcement of the provisions of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity. Section 5.7 Unconditional Right of Holders to Institute Certain Suits. Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security to receive payment of the principal of and interest on such Security on or after the respective due dates expressed in this Indenture and such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. Section 5.8 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 5.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. No delay or omission of the Trustee or of any Holder of Securities to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 5.6, every power and remedy given by this Indenture or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders of Securities. Section 5.9 Control by Holders of Securities. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with all such series voting as a single class) at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture; provided further that (subject to the provisions of Section 6.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall

31 determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 6.1) the Trustee shall have no duty to ascertain whether or not such actions or forbearances are unduly prejudicial to such Holders. Section 5.10 Waiver of Past Defaults. Prior to the acceleration of the maturity of any Securities as provided in Section 5.1, the Holders of a majority in aggregate principal amount of the Securities of all series at the time Outstanding with respect to which an Event of Default shall have occurred and be continuing, may (voting as a single class) on behalf of the Holders of all such Securities waive any past default or Event of Default described in Section 5.1 and its consequences, except a default in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Security affected. In the case of any such waiver, the Issuer, the Trustee and the Holders of all such Securities shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Upon any such waiver, such default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Notwithstanding the foregoing two paragraphs, no waiver under this Section 5.10 may occur where there is a continuing default in payment of principal, any premium or interest on the Securities. Section 5.11 Trustee to Give Notice of Default, but May Withhold in Certain Circumstances. The Trustee shall, within 90 days after a Responsible Officer of the Trustee has received actual written notice of the occurrence of a default with respect to the Securities of any series, give notice of all defaults with respect to that series to all Holders of Securities of such series in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, unless in each case such defaults shall have been cured before the mailing or publication of such notice (the term “defaults” for the purpose of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of default in the payment of the principal of or interest or Additional Amounts on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors or trustees and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of such series. Section 5.12 Right of Court to Require Filing of Undertaking to Pay Costs. All parties to this Indenture agree, and each Holder of any Security by his or her acceptance thereof

32 shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant. This Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders of any series holding in the aggregate more than 10% in aggregate principal amount of the then Outstanding Securities of any series, or, in the case of any suit relating to or arising under clause (1), (2) or (5) of Section 5.1 (if the suit relates to Securities of more than one but less than all series), 10% in aggregate principal amount of Securities then Outstanding and affected thereby, or in the case of any suit relating to or arising under clause (5) (if the suit under clause (5) relates to all the Securities then Outstanding), (3) or (4) of Section 5.1, 10% in aggregate principal amount of all Securities then Outstanding, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest or Additional Amounts on any Security on or after the due date expressed in such Security or any date fixed for redemption. ARTICLE VI THE TRUSTEE Section 6.1 Duties and Responsibilities of the Trustee; During Default; Prior to Default. (1) With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of a particular series and after the curing or waiving of all Events of Default which may have occurred with respect to such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (and is continuing which has not been cured or waived), the Trustee shall exercise with respect to such series of Securities the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. (2) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that: (a) prior to the occurrence of an Event of Default with respect to the Securities of any series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred: (i) the duties and obligations of the Trustee with respect to the Securities of any series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

33 (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of any calculation or other facts stated therein unless specifically required by this Indenture). (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with an Issuer Order or the direction of the Holders pursuant to Section 5.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture. (d) the Trustee shall not be required to take notice, and shall not be deemed to have notice, of any default or Event of Default hereunder, except Events of Default described in paragraphs (1) and (2) of Section 5.1 hereof, unless a Responsible Officer of the Trustee shall be notified specifically of the default or Event of Default on a written instrument or document delivered to it at its notice address by the Issuer or by the Holders of at least 10% of the aggregate principal amount of Securities then outstanding. In the absence of delivery of notice satisfying those requirements, the Trustee may assume conclusively that there is no default or Event of Default, except as noted. (3) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it. The provisions of this Section 6.1 are in furtherance of and subject to Section 315 of the Trust Indenture Act. Whether or not therein expressly so provided, every provision of this Indenture shall be subject to the provisions of this Article 6. Section 6.2 Certain Rights of the Trustee. In furtherance of and subject to the Trust Indenture Act, and subject to Section 6.1: (1) the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, Opinion of Counsel or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note,

34 coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties; (2) any request, direction, order or demand of the Issuer mentioned herein shall be sufficiently evidenced by an Officer’s Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors, if any, may be evidenced to the Trustee by a copy thereof certified by the secretary or another Officer of the Issuer; (3) the Trustee may consult with legal counsel of its choice or other experts, and the advice of such experts or opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or opinion. (4) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holder pursuant to the provisions of this Indenture, unless such Holder shall have offered and provided to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred therein or thereby; (5) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture; (6) neither the Trustee nor any agent shall have any responsibility for any actions taken or not taken by the Depositary; (7) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing so to do by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected by such Event of Default and then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Issuer or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Issuer upon demand; (8) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder; (9) the rights, privileges, protections, immunities and benefits given to the Trustee under this Indenture, including, without limitation, its right to be indemnified, are extended

35 to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; (10) the Trustee may request that the Issuer deliver a certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; (11) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, at a time reasonably determined by the Issuer, personally or by agent or attorney at the sole cost of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation; and (12) in no event shall the Trustee be liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. Section 6.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the Trustee’s certificates of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of any Securities. The Trustee shall not be accountable for the use or application by the Issuer of any of the Securities or of the proceeds thereof. Section 6.4 Trustee and Agents May Hold Securities; Collections, Etc. The Trustee or any agent of the Issuer or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities, subject to Sections 6.10 and 6.13,with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Issuer or its respective affiliates and receive, collect, hold and retain collections from the Issuer with the same rights it would have if it were not the Trustee or such agent. Section 6.5 Moneys Held by Trustee. Subject to the provisions of Section 3.3 hereof, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Issuer or the Trustee shall be under any liability for interest on any moneys received by it hereunder.

36 Section 6.6 Compensation and Indemnification of Trustee and its Prior Claim. The Issuer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed in writing between the Issuer and the Trustee from time to time (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Issuer covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as shall be determined to have been caused by its own negligence, bad faith or willful misconduct. The Issuer also covenants to indemnify the Trustee, each predecessor Trustee and their respective directors, officers, employees, and agents (the “indemnitees”) for, and to hold the indemnitees harmless against, any and all loss, liability, claim, charge, damage, penalty, fine or expense, including taxes and reasonable out-of-pocket expenses, reasonable incidental expenses and reasonable legal fees and expenses incurred without negligence, bad faith or willful misconduct on the indemnitees’ part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the indemnitees’ duties hereunder, including without limitation the costs and expenses of defending themselves against or investigating any claim, whether asserted by the Issuer or any Holder or any other Person, or liability in connection with the exercise or performance of the indemnitees’ duties or obligations hereunder. The obligations of the Issuer under this Section to compensate and indemnify the indemnitees and to pay or reimburse the indemnitees for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee in accordance with Section 6.10 herein. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. The Trustee shall have a lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this Section 6.6, except with respect to funds held in trust for the benefit of the Holders of particular Securities. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(3) or Section 5.1(4), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law. The provisions of this section shall survive the termination of this Indenture. Section 6.7 Right of Trustee to Rely on Officer’s Certificate, Etc. Subject to Sections 6.1 and 6.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, bad faith or willful misconduct on the part of the Trustee, be deemed to be conclusively proved and established by an Officer’s Certificate

37 delivered to the Trustee, and such certificate, in the absence of negligence, bad faith or willful misconduct on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof. Section 6.8 Indentures Not Creating Potential Conflicting Interests for the Trustee. The following indentures are hereby specifically described for the purposes of Section 310(b)(1) of the Trust Indenture Act: this Indenture with respect to the Securities of any series. Section 6.9 Persons Eligible for Appointment as Trustee. The Trustee for each series of Securities hereunder shall at all times be a corporation or banking association or other appropriate entity organized and doing business under the laws of the United States of America or of any State or the District of Columbia having a combined capital and surplus of at least $[50,000,000], and which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10. The provisions of this Section 6.9 are in furtherance of and subject to Section 310(a) of the Trust Indenture Act. Section 6.10 Resignation and Removal; Appointment of Successor Trustee. (1) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Issuer and by mailing notice of such resignation to the Holders of the Outstanding Securities of each series affected at their addresses as they shall appear on the registry books. Upon receiving such notice of resignation, the Issuer shall promptly appoint a successor Trustee or Trustees with respect to the applicable series by written instrument in duplicate, executed by authority of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee or Trustees. If no successor Trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may, at the Issuer’s expense, petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Holder of the affected series who has been a bona fide Holder of a Security or Securities of the applicable series for at least six months (or since the Issue Date of such Securities if the holding period is less than six months) may, subject to the provisions of Section 5.12, on behalf of himself or herself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

38 (2) In case at any time any of the following shall occur: (a) the Trustee shall fail to comply with the provisions of Section 310(b) of the Trust Indenture Act with respect to any series of Securities after written request therefor by the Issuer or by any Holder who has been a bona fide Holder of a Security or Securities of such series for at least six months; or (b) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.9 and Section 310(a) of the Trust Indenture Act and shall fail to resign after written request therefor by the Issuer or by any such Holder; or (c) the Trustee shall become incapable of acting with respect to any series of Securities, or shall be adjudged as bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; then, in any such case, the Issuer may remove the Trustee with respect to the applicable series of Securities upon not less than 30 days’ prior written notice and appoint a successor Trustee for such series by written instrument, in duplicate, executed by order of the Board of Directors of the Issuer, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of Section 315(e) of the Trust Indenture Act, any Holder of the affected series who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to such series. Such court may thereupon, after such notice, if any, as it may deem proper, remove the Trustee upon not less than 30 days’ prior written notice and appoint a successor Trustee. (3) The Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding may at any time remove the Trustee with respect to Securities of such series upon not less than 30 days’ prior written notice and appoint a successor Trustee with respect to the Securities of such series by delivering to the Trustee so removed, to the successor Trustee so appointed and to the Issuer the evidence provided for in Section 7.1 of the action in that regard taken by the Holders of that series. (4) Any resignation or removal of the Trustee with respect to any series and any appointment of a successor Trustee with respect to such series pursuant to any of the provisions of this Section 6.10 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 6.11. Section 6.11 Acceptance of Appointment by Successor Trustee. Any successor Trustee appointed as provided in Section 6.10 shall execute and deliver to the Issuer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable series shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as Trustee for such series hereunder;

39 but, nevertheless, on the written request of the Issuer or of the successor Trustee, upon payment of charges then unpaid, the Trustee ceasing to act shall, subject to Section 3.3, pay over to the successor Trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, trust, duties and obligations. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such Trustee to secure any amounts then due it pursuant to the provisions of Section 6.6. If a successor Trustee is appointed with respect to the Securities of one or more (but not all) series, the Issuer, the predecessor Trustee and each successor Trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Securities of any series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts under separate indentures. No successor Trustee with respect to any series of Securities shall accept appointment as provided in this Section 6.11 unless at the time of such acceptance such successor Trustee shall be qualified under Section 310(b) of the Trust Indenture Act and eligible under the provisions of Section 6.9. Upon acceptance of appointment by any successor Trustee as provided in this Section 6.11, the Issuer shall give notice thereof if any Securities of a series affected are then Outstanding, to the Holders thereof, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 6.10. If the Issuer fails to give such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Issuer. Section 6.12 Merger, Amalgamation, Conversion, Consolidation or Succession to Business of Trustee. Any corporation or national banking association into which the Trustee may be merged or amalgamated or converted or with which it may be consolidated, or any corporation or national banking association resulting from any merger, amalgamation, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or national banking association shall be qualified under Section 310(b) of the Trust Indenture Act and eligible under the provisions of Section 6.9, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

40 In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, amalgamation, conversion or consolidation. Section 6.13 Preferential Collection of Claims Against the Issuer. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 311(a) of the Trust Indenture Act to the extent indicated therein. Section 6.14 Appointment of Authenticating Agent. As long as any Securities of a series remain Outstanding, the Trustee may, by an instrument in writing, appoint, with the approval of the Issuer, an authenticating agent (the “Authenticating Agent”) which shall be authorized to act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.9. Securities of each such series authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities of any series by the Trustee or to the Trustee’s Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent for such series and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $[50,000,000] (determined as provided in Section 6.9 with respect to the Trustee) and subject to supervision or examination by Federal or State authority. Any corporation into which any Authenticating Agent may be merged, amalgamated or converted, or with which it may be consolidated, or any corporation resulting from any merger, amalgamation or conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent hereunder, provided such corporation shall be otherwise eligible under this Section 6.14, with respect to all series of Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. The Trustee may at any time terminate the Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Issuer.

41 Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.14 with respect to one or more series of Securities, the Trustee shall upon receipt of an Issuer Order appoint a successor Authenticating Agent and the Issuer shall provide notice of such appointment to all Holders of Securities of such series in the manner and to the extent provided in Section 11.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Issuer agrees to pay to the Authenticating Agent for such series from time to time reasonable compensation. The Authenticating Agent for the Securities of any series shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Sections 6.2, 6.3, 6.4, 6.6 and 7.3 shall be applicable to any Authenticating Agent. ARTICLE VII CONCERNING THE HOLDERS Section 7.1 Evidence of Action Taken by Holders. Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Holders of Securities of any or all series may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Issuer. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 6.1 and 6.2) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Article. Section 7.2 Proof of Execution of Instruments and of Holding of Securities. Subject to Sections 6.1 and 6.2, the execution of any instrument by Holders or their agent or proxy may be proved in the following manner: (1) The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him or her the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same. (2) The ownership of such Securities shall be proved by the Security Registrar or by a certificate of the Security Registrar. The Issuer may set a record date for purposes of determining the identity of Holders of Securities of any series entitled to vote or consent to any action referred to in Section 7.1, which

42 record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or reconsideration) not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, with respect to Securities of any series, only Holders of Securities of such series of record on such record date shall be entitled to so vote or give such consent or revoke such vote or consent. Section 7.3 Holders to Be Treated as Owners. The Issuer, the Trustee and any Paying Agent, Registrar or any agent of the Issuer or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security Registrar for such series as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of and, subject to the provisions of this Indenture, interest, if any, on such Security and for all other purposes; and neither the Issuer nor the Trustee shall be affected by any notice to the contrary. All such payments so made to any such person, or upon his or her order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security. Section 7.4 Securities Owned by the Issuer Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Issuer or any other obligor on the Securities with respect to which such determination is being made or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Securities and that the pledgee is not the Issuer or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Issuer shall furnish to the Trustee promptly an Officer’s Certificate listing and identifying all Securities, if any, known by the Issuer to be owned or held by or for the account of any of the above-described Persons; and, subject to Sections 6.1 and 6.2, the Trustee shall be entitled to accept such Officer’s Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination. Section 7.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.1, of the taking of any action by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing

43 written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Issuer, the Trustee and the Holders of all the Securities affected by such action. Section 7.6 Record Date for Action by Holders. Whenever in this Indenture it is provided that Holders of a specified percentage in aggregate principal amount of the Securities of any series may take any action (including the making of any demand or request, the giving of any direction, notice, consent or waiver or the taking of any other action), the Issuer may, but shall not be obligated to, fix a record date, which need not be the date provided in Section 316(c) of the Trust Indenture Act to the extent it would otherwise be applicable, for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding Section 7.5, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date. ARTICLE VIII SUPPLEMENTAL INDENTURES Section 8.1 Supplemental Indentures Without Consent of Holders. In addition to any supplemental indenture otherwise authorized by this Indenture, the Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order), and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto, which comply with the Trust Indenture Act, as then in effect, without the consent of the Holders, for one or more of the following purposes: (a) to evidence the succession of another Person to the Issuer, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Issuer pursuant to Article IX; (b) to add to the covenants of the Issuer such further covenants, restrictions, conditions or provisions as the Issuer and the Trustee shall consider to be for the protection of the Holders of Securities, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions, conditions or provisions an Event of Default permitting the enforcement of all or any of the several remedies provided in

44 this Indenture as herein set forth; provided, that in respect of any such additional covenant, restriction, condition or provision such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such an Event of Default or may limit the remedies available to the Trustee upon such an Event of Default or may limit the right of the Holders of a majority in aggregate principal amount of the Securities of such series to waive such an Event of Default; (c) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, to conform the text of this Indenture or any supplemental indenture to any provision of the “Description of the Notes” in the prospectus supplement relating to the Securities as determined in good faith by the Issuer or to make any other provisions as the Issuer may deem necessary or desirable, provided that no such action shall materially adversely affect the interests of the Holders of the Securities; (d) to establish the forms or terms of Securities of any series as permitted by Section 2.1 and Section 2.3; (e) to provide for the issuance of additional Securities of such series; (f) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 6.11; and (g) to make any other changes that do not materially adversely affect holders of the affected Securities. (2) The Trustee is hereby authorized to join with the Issuer in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise. (3) Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 8.2. Section 8.2 Supplemental Indentures With Consent of Holders. (1) With the consent (evidenced as provided in Article VII) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture, the Issuer, when authorized by a resolution of its Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or

45 pursuant to an Issuer Order), and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto, which comply with the Trust Indenture Act, as then in effect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided, that no such supplemental indenture shall (a) extend the final maturity of any then issued Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon or reduce any amount payable on redemption thereof, or make the principal thereof (including any amount in respect of original issue discount), or interest thereon or Additional Amounts payable in any coin or currency other than that provided in such Securities, or reduce the amount of the principal of a then issued Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.1 or the amount thereof provable in bankruptcy pursuant to Section 5.2, or impair or affect the right of any Holder to institute suit for the payment thereof or, if such Securities provide therefor, any right of repayment at the option of the Holder, in each case without the consent of the Holder of each Security so affected, or (b) reduce the percentage in principal amount of then issued Securities of any series, the consent of the Holders of which is required for any such supplemental indenture, without the consent of the Holders of each Security so affected. (2) A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Holders of Securities of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series. (3) Upon the request of the Issuer, accompanied by a copy of a resolution of the Board of Directors (which resolution may provide general terms or parameters for such action and may provide that the specific terms of such action may be determined in accordance with or pursuant to an Issuer Order) certified by the secretary or an assistant secretary of the Issuer authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Holders of the Securities as aforesaid and other documents, if any, required by Section 7.1, the Trustee shall join with the Issuer in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee’s own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. (4) It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof. (5) Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Trustee shall, at the Issuer’s expense, give notice thereof, if any Securities of a series affected thereby are then Outstanding, to the Holders thereof by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the Security Registrar. Any failure of the Trustee to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

46 Section 8.3 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Issuer and the Holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes. Section 8.4 Documents to Be Given to Trustee. The Trustee, subject to the provisions of Sections 6.1 and 6.2, shall be provided with, and shall be fully protected in relying upon, an Officer’s Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article VIII is authorized or permitted by the Indenture. Section 8.5 Notation on Securities in Respect of Supplemental Indentures. Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Trustee for such series as to any matter provided for by such supplemental indenture or as to any action taken by Holders. If the Issuer or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Issuer, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding. Section 8.6 Conformity with Trust Indenture Act. Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect. ARTICLE IX CONSOLIDATION, MERGER, AMALGAMATION, SALE OR CONVEYANCE Section 9.1 Issuer May Consolidate, Etc., Only on Certain Terms. The Issuer shall not consolidate with or merge or amalgamate into another Person or sell, assign, convey, transfer or lease all or substantially all its assets to another Person, other than a direct or indirect wholly owned subsidiary, unless: (1) either the Issuer is the continuing Person, or the successor Person (if other than the Issuer) expressly assumes by supplemental indenture the obligations and covenants evidenced by the Indenture and the Securities (in which case, the Issuer will be discharged therefrom), (2) if the Issuer is not the continuing Person, the successor Person shall be a corporation or limited liability company organized and existing under the laws of the United States of America, any state thereof, the District of Columbia, Bermuda, the Cayman Islands, Barbados

47 or any country or state which is a member of the Organisation for Economic Cooperation and Development as of the date hereof; (3) immediately thereafter, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing, and (4) a specified Officer’s Certificate and an Opinion of Counsel are delivered to the Trustee, each (a) stating that such transaction and any supplemental indenture pertaining thereto, comply with Article VIII and Article IX, respectively, and (b) otherwise complying with Section 11.5. Section 9.2 Successor Substituted for the Issuer. Upon any consolidation of the Issuer with, or merger or amalgamation of the Issuer into, any other Person or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 9.1, the successor Person formed by such consolidation or into which the Issuer is merged or amalgamated or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such successor Person had been named as the Issuer herein, and thereafter, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities. ARTICLE X SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED MONEYS Section 10.1 Termination of the Issuer’s Obligations Under the Indenture. (1) This Indenture shall upon an Issuer Order cease to be of further effect with respect to Securities of or within any series (except as to any surviving rights of registration of transfer or exchange of such Securities and replacement of such Securities which may have been lost, stolen or mutilated as herein expressly provided for) and the Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Securities appertaining thereto when (a) either (i) all such Securities previously authenticated and delivered have been delivered to the Trustee for cancellation; or (ii) all Securities of such series not theretofore delivered to the Trustee for cancellation (X) have become due and payable, or (Y) will become due and payable within one year, or (Z) if redeemable at the option of the Issuer, are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer and the Issuer, in the case of (X), (Y) or (Z) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount in the currency or currencies or currency unit or

48 units in which the Securities of such series are payable, sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest and Additional Amounts, with respect thereto, to the date of such deposit (in the case of Securities which have become due and payable) or maturity date or redemption date, as the case may be; (b) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and (c) the Issuer has delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture as to such series have been complied with. (2) Notwithstanding the satisfaction and discharge of this Indenture, the obligation of the Issuer to the Trustee and any predecessor Trustee under Section 6.6, the obligations of the Issuer to any Authenticating Agent under Section 6.14 and, if money shall have been deposited with the Trustee pursuant to (1)(a)(ii) of this Section, the obligations of the Trustee under Section 10.2 and the last paragraph of Section 3.3 shall survive. Section 10.2 Application of Trust Funds. Subject to the provisions of the last paragraph of Section 3.3, all money deposited with the Trustee pursuant to Section 10.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto of the principal, premium, if any, and any interest or Additional Amounts for whose payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law. Section 10.3 Applicability of Defeasance Provisions; Issuer’s Option to Effect Defeasance or Covenant Defeasance. If pursuant to Section 2.3 provision is made for either or both of (1) defeasance of the Securities of or within a series under Section 10.4 or (2) covenant defeasance of the Securities of or within a series under Section 10.5, then the provisions of such Section or Sections, as the case may be, together with the provisions of Sections 10.6 through 10.9 inclusive, with such modifications thereto as may be specified pursuant to Section 2.3 with respect to any Securities, shall be applicable to such Securities, and the Issuer may at its option by or pursuant to Board Resolution, at any time, with respect to such Securities, elect to have Section 10.4 (if applicable) or Section 10.5 (if applicable) be applied to such Outstanding Securities upon compliance with the conditions set forth below in this Article. Section 10.4 Defeasance and Discharge. Upon the Issuer’s exercise of the option specified in Section 10.3 applicable to this Section with respect to the Securities of or within a series, the Issuer shall be deemed to have been discharged from its obligations with respect to such Securities on and after the date the conditions set forth in Section 10.6 are satisfied (hereinafter “defeasance”). For this purpose, such defeasance means that the Issuer shall be deemed to have paid and discharged the entire indebtedness represented by such Securities which shall thereafter be deemed to be “Outstanding” only for the purposes of Section 10.7 and the other Sections of this

49 Indenture referred to in clause (2) of this Section, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Issuer, shall on an Issuer Order execute proper instruments acknowledging the same), except the following which shall survive until otherwise terminated or discharged hereunder: (1) the rights of Holders of such Securities solely from the trust funds described in Section 10.6(1) and as more fully set forth in such Section, payments in respect of the principal of, premium, if any, and interest and Additional Amounts, if any, on such Securities when such payments are due; (2) the Issuer’s obligations with respect to such Securities under Sections 2.8, 2.10, 3.2 and 3.3 and with respect to the payment of Additional Amounts, if any, payable with respect to such Securities as specified pursuant to Section 2.3; (3) the rights, powers, trusts, duties and immunities of the Trustee hereunder, including without limitation, the Trustee’s rights under Section 6.6 hereof, and the obligations of the Issuer in connection therewith and (4) this Article X. Subject to compliance with this Article X, the Issuer may exercise its option under this Section notwithstanding the prior exercise of its option under Section 10.5 with respect to such Securities. Following a defeasance, payment of such Securities may not be accelerated because of an Event of Default. Section 10.5 Covenant Defeasance. Upon the Issuer’s exercise of the option specified in Section 10.3 applicable to this Section with respect to any Securities of or within a series, the Issuer shall be released from its obligations under Section 9.1 and Article III and, if specified pursuant to Section 2.3, its obligations under any other covenant with respect to such Securities on and after the date the conditions set forth in Section 10.6 are satisfied (hereinafter, “covenant defeasance”), and such Securities shall thereafter be deemed to be not “Outstanding” for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with Section 9.1 and Article III or such other covenant, but shall continue to be deemed “Outstanding” for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Securities, the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 5.1(3) or (8) or otherwise, as the case may be, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. Section 10.6 Conditions to Defeasance or Covenant Defeasance. The following shall be the conditions to application of Section 10.4 or Section 10.5 to any Securities of or within a series: (1) The Issuer shall have deposited or caused to be deposited irrevocably with the Trustee (or another Trustee satisfying the requirements of Section 6.9 who shall agree to comply with, and shall be entitled to the benefits of, the provisions of Sections 10.3 through 10.9 inclusive and the last paragraph of Section 3.3 applicable to the Trustee, for purposes of such Sections also a “Trustee”) as trust funds in trust for the purpose of making the payments referred to in clause (c) of this Section 10.6(1), specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (a) money in an amount (in such currency, currencies or currency unit or units in which such Securities are then specified as payable at

50 maturity), or (b) if Securities of such series are not subject to repayment at the option of Holders, U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment referred to in clause (c) of this Section 10.6(1), money in an amount or (c) a combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and interest and Additional Amounts, if any, on Securities on the maturity of such principal or installment of principal or interest or premium, if any. Before such a deposit the Issuer may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date or dates in accordance with Article XII which shall be given effect in applying the foregoing. (2) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default or Event of Default under, this Indenture or result in a breach or violation of, or constitute a default under, any other material agreement or instrument to which the Issuer is a party or by which it is bound. (3) In the case of an election under Section 10.4, the Issuer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel to the effect that (a) the Issuer has received from, or there has been published by, the Internal Revenue Service a ruling, or (b) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, defeasance and discharge had not occurred. (4) In the case of an election under Section 10.5, the Issuer shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred. (5) The Issuer shall have delivered to the Trustee an Officer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 10.4 or the covenant defeasance under Section 10.5 (as the case may be), including those contained in this Section 10.6 other than the 90 day period specified in Section 10.6(7), have been complied with. (6) The Issuer shall have delivered to the Trustee an Officer’s Certificate to the effect that neither such Securities nor any other Securities of the same series, if then listed on any securities exchange, will be delisted as a result of such deposit. (7) No event which is, or after notice or lapse of time or both would become, an Event of Default with respect to such Securities or any other Securities shall have occurred and be continuing at the time of such deposit or, with regard to any such event specified in Sections

51 5.1(4) and (5), at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day). (8) Such defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company within the meaning of the Investment Company Act of 1940 unless such trust shall be registered under such Act or exempt from registration thereunder. (9) Such defeasance or covenant defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations which may be imposed on the Issuer in connection therewith as contemplated by Section 2.3. Section 10.7 Deposited Money and U.S. Government Obligations to be Held in Trust. Subject to the provisions of the last paragraph of Section 3.3, all money and U.S. Government Obligations (or other property as may be provided pursuant to Section 2.3) (including the proceeds thereof) deposited with the Trustee pursuant to Section 10.6 in respect of any Securities of any series shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Issuer acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal, premium, if any, and interest and Additional Amounts, if any, but such money need not be segregated from other funds except to the extent required by law. Section 10.8 Repayment to the Issuer. The Trustee (any Paying Agent) shall promptly pay to the Issuer upon Issuer Order any excess money or securities held by them at any time. Section 10.9 Indemnity For U.S. Government Obligations. The Issuer shall pay, and shall indemnify the Trustee against, any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to this Article or the principal and interest and any other amount received on such U.S. Government Obligations. Section 10.10 Reimbursement. If the Trustee or the Paying Agent is unable to apply any money in accordance with this Article with respect to any Securities by reason of any order or judgment of any court or government authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Issuer under this Indenture and such Securities from which the Issuer has been discharged or released pursuant to Section 10.4 or 10.5 shall be revived and reinstated as though no deposit had occurred pursuant to this Article with respect to such Securities, until such time as the Trustee or Paying Agent is permitted to apply all money held in trust pursuant to Section 10.7 with respect to such Securities in accordance with this Article; provided, however, that if the Issuer makes any payment of principal of or any premium or interest or Additional Amounts on any such Security following such reinstatement of its obligations, the Issuer shall be subrogated to the rights (if any) of the Holders of such Securities to receive such payment from the money so held in trust.

52 ARTICLE XI MISCELLANEOUS PROVISIONS Section 11.1 Incorporators, Shareholders, Officers and Directors of the Issuer Exempt from Individual Liability. No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security of any series, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such or against any past, present or future shareholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities of such series by the Holders thereof and as part of the consideration for the issue of the Securities of such series. Section 11.2 Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities of such series, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities. Section 11.3 Successors and Assigns of the Issuer Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Issuer shall bind its successors and assigns, whether so expressed or not. Section 11.4 Notices and Demands on the Issuer, Trustee and Holders of Securities. Any request, demand, authorization, direction, notice, consent, waiver or other communication or document provided or permitted by this Indenture to be made upon, given, provided or furnished to, or filed with, any party to this Indenture shall, except as otherwise expressly provided herein, be in writing and shall be deemed to have been received only upon actual receipt thereof by prepaid first class mail, courier or electronic transmission, addressed to the relevant party as follows: To the Issuer : Fidelis Insurance Holdings Limited 90 Pitts Bay Road, Wellesley House South Pembroke Bermuda HM08 Attention: Janice Weidenborner Email: Janice.Weidenborner@fidelisinsurance.com With a copy to: Willkie Farr & Gallagher (UK) LLP CityPoint, 1 Ropemaker Street London, EC2Y9AW

53 Attention: Joseph Ferraro Email: JFerraro@willkie.com To the Trustee: The Bank of New York Mellon 240 Greenwich Street, Floor 7E New York, New York 10286 Attention: Corporate Trust Administration – Fidelis Insurance Holdings Limited Telephone: (212) 815-5498 Email: Dimple.Gandhi@bny.com Any party by written notice to the other parties may designate additional or different addresses for subsequent notices or communications. Where this Indenture provides for the giving of notice to Holders, such notice shall be deemed to have been given upon the mailing of first class mail, postage prepaid, of such notice to Holders at their registered addresses as recorded in the Registrar. Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed to a Holder in the manner provided above, it is duly given, whether or not the addressee receives it. Notwithstanding any other provision of this Indenture or any Security, where this Indenture or any Security provides for notice of any event or any other communication to a Holder of a Security in global form, such notice shall be sufficiently given if given to the Depositary (or its designee) pursuant to the standing instructions from the Depositary or its designee, including by electronic mail in accordance with accepted practices at the Depositary. Section 11.5 Officer’s Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Issuer to the Trustee to take any action under any of the provisions of this Indenture, the Issuer shall furnish to the Trustee an Officer’s Certificate stating that all conditions precedent provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished. Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition, (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or

54 not such covenant or condition has been complied with and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with. Any certificate, statement or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Issuer, upon the certificate, statement or opinion of or representations by an officer or officers of the Issuer unless such counsel actually knows that the certificate, statement or opinion or representations with respect to the matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of an officer or counsel of the Issuer may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Issuer, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his or her certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent within the meaning of the Securities Act and the rules and regulations promulgated thereunder. Section 11.6 Payments Due on Saturdays, Sundays and Holidays. If the date of maturity of interest on or principal of the Securities of any series or the date fixed for redemption or repayment of any such Security shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date. Section 11.7 Conflict of Any Provision of Indenture with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an “incorporated provision”) included in this Indenture by operation of, Sections 310 to 318, inclusive, of the Trust Indenture Act, such imposed duties or incorporated provision shall control. Section 11.8 New York Law to Govern; Waiver of Jury Trial. This Indenture and each Security, if any, shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be construed in accordance with the laws of such State, except as may otherwise be required by mandatory provisions of law. EACH OF THE ISSUER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND

55 ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY. Section 11.9 Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. Section 11.10 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof. Section 11.11 Securities in Foreign Currency. Whenever this Indenture provides for (i) any action by, or the determination of any of the rights of, Holders of Securities of any series in which not all of such Securities are denominated in the same currency, or (ii) any distribution to Holders of Securities, in the absence of any provision to the contrary in the form of Security of any particular series or pursuant to this Indenture, an Officer’s Certificate or Board Resolution, any amount in respect of any Security denominated in a Foreign Currency shall be treated for any such action or distribution as that amount of Dollars that could be obtained for such amount on such reasonable basis of exchange and as of the record date with respect to Securities of such series (if any) for such action, determination of rights or distribution (or, if there shall be no applicable record date, such other date reasonably proximate to the date of such action, determination of rights or distribution) as the Issuer may specify in a written notice to the Trustee. Section 11.12 Judgment Currency. The Issuer agrees, to the fullest extent that it may effectively do so under applicable law, that (1) if for the purpose of obtaining judgment in any court it is necessary to convert the sum due in respect of the principal of, any premium, interest or Additional Amounts on the Securities of any series (the “Required Currency”) into a currency in which a judgment will be rendered (the “Judgment Currency”), the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the day on which final unappealable judgment is entered, unless such day is not a Business Day, then, to the extent permitted by applicable law, the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Trustee could purchase in The City of New York the Required Currency with the Judgment Currency on the Business Day preceding the day on which final unappealable judgment is entered and (2) its obligations under this Indenture to make payments in the Required Currency (a) shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment (whether or not entered in accordance with subsection (1)), in any currency other than the Required Currency, except to the extent that such tender or recovery shall result in the actual receipt, by the payee, of the full amount of the Required Currency expressed to be payable in respect of such payments, (b) shall be enforceable as an alternative or additional cause of action for the purpose of recovering in the Required Currency the amount, if any, by which such actual receipt shall fall short of the full amount of the Required Currency so expressed to be payable and (c) shall not be affected by judgment being obtained for any other sum due under this Indenture. Section 11.13 Separability Clause. If any provision of this Indenture or of the Securities, or the application of any such provision to any Person or circumstance, shall be held to

56 be invalid, illegal or unenforceable, the remainder of this Indenture or of the Securities, or the application of such provision to Persons or circumstances other than those as to whom or which it is invalid, illegal or unenforceable, shall not in any way be affected or impaired thereby. Section 11.14 Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, any epidemics, pandemics or other similar outbreaks of infectious disease, loss or malfunctions of utilities, communications or computer (software and hardware) services, or the unavailability of the Federal Reserve Bank wire or other wire or communication facility; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances. Section 11.15 Submission to Jurisdiction. The Issuer agrees that any judicial proceedings instituted in relation to any matter arising under this Indenture, the Securities appertaining thereto may be brought in any United States Federal or New York State court sitting in the Borough of Manhattan, The City of New York, New York to the extent that such court has subject matter jurisdiction over the controversy, and, by execution and delivery of this Indenture, the Issuer hereby irrevocably accepts, generally and unconditionally, the jurisdiction of the aforesaid courts, acknowledges their competence and irrevocably agrees to be bound by any judgment rendered in such proceeding. The Issuer also irrevocably and unconditionally waives for the benefit of the Trustee and the Holders of the Securities any immunity from jurisdiction and any immunity from legal process (whether through service or notice, attachment prior to judgment, attachment in the aid of execution, execution or otherwise) in respect of this Indenture. The Issuer hereby irrevocably designates and appoints for the benefit of the Trustee and the Holders of the Securities for the term of this Indenture CT Corporation System, 28 Liberty Street, New York, New York 10005, as its agent, or such other agent as may be specified in respect of a particular series, to receive on its behalf service of all process (with a copy of all such service of process to be delivered to Fidelis Insurance Holdings Limited, 90 Pitts Bay Road, Pembroke, Wellesley House South, Bermuda, HM 08, Attention: Group Chief Legal Officer) brought against it with respect to any such proceeding in any such court in The City of New York, such service being hereby acknowledged by the Issuer to be effective and binding service on it in every respect whether or not the Issuer shall then be doing or shall have at any time done business in New York. Such appointment shall be irrevocable so long as any of the Securities or the obligations of the Issuer hereunder remain outstanding until the appointment of a successor by the Issuer and such successor’s acceptance of such appointment. Upon such acceptance, the Issuer shall notify the Trustee in writing of the name and address of such successor. The Issuer further agrees for the benefit of the Trustee and the Holders of the Securities to take any and all action, including the execution and filing of any and all such documents and instruments, as its agent in full force and effect so long as any of the Securities or the obligations of the Issuer hereunder shall be outstanding. The Trustee shall not be obligated and shall have no responsibility with respect to any failure by the Issuer to take any such action. Nothing herein shall affect the right to serve process in any other manner permitted by any law or limit the right of the Trustee or any Holder to institute proceedings against the Issuer in the courts of any other jurisdiction or jurisdictions.

57 Section 11.16 Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the USA Patriot Act, the Trustee, like all financial institutions, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens account with the Trustee. The parties to this Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the USA Patriot Act. Section 11.17 Electronic Means. The Trustee shall have the right to accept and act upon instructions, including funds transfer instructions (“Instructions”) given pursuant to this Indenture and delivered using Electronic Means; provided, however, that the Issuer shall provide to the Trustee an incumbency certificate listing officers with the authority to provide such Instructions (“Authorized Officers”) and containing specimen signatures of such Authorized Officers, which incumbency certificate shall be amended and replaced by the Issuer whenever a person is to be added or deleted from the listing. If the Issuer elects to give the Trustee Instructions using Electronic Means and the Trustee in its discretion elects to act upon such Instructions, the Trustee’s understanding of such Instructions shall be deemed controlling. The Issuer understands and agrees that the Trustee cannot determine the identity of the actual sender of such Instructions and that the Trustee shall conclusively presume that directions that purport to have been sent by an Authorized Officer listed on the incumbency certificate provided to the Trustee have been sent by such Authorized Officer. The Issuer shall be responsible for ensuring that only Authorized Officers transmit such Instructions to the Trustee and that the Issuer and all Authorized Officers are solely responsible to safeguard the use and confidentiality of applicable user and authorization codes, passwords and/or authentication keys upon receipt by the Issuer. The Trustee shall not be liable for any losses, costs or expenses arising directly or indirectly from the Trustee’s reliance upon and compliance with such Instructions notwithstanding such directions conflict or are inconsistent with a subsequent written instruction. The Issuer agrees: (i) to assume all risks arising out of the use of Electronic Means to submit Instructions to the Trustee, including without limitation the risk of the Trustee acting on unauthorized Instructions, and the risk of interception and misuse by third parties; (ii) that it is fully informed of the protections and risks associated with the various methods of transmitting Instructions to the Trustee and that there may be more secure methods of transmitting Instructions than the method(s) selected by the Issuer; (iii) that the security procedures (if any) to be followed in connection with its transmission of Instructions provide to it a commercially reasonable degree of protection in light of its particular needs and circumstances; and (iv) to notify the Trustee immediately upon learning of any compromise or unauthorized use of the security procedures. Section 11.18 Issuer Not Subject to Sanctions. (1) The Issuer covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers are the target or subject of any sanctions enforced by the US Government (including, without limitation, the Office of Foreign Assets Control of the US Department of the Treasury (OFAC)), the United Nations Security Council, the European Union, HM Treasury, or other relevant sanctions authority (collectively “Sanctions”). (2) The Issuer covenants and represents that neither it nor any of its affiliates, subsidiaries, directors or officers will use any payments made pursuant to this Indenture (a) to fund or facilitate any activities of or business with any person who, at the time of such funding or

58 facilitation, is the subject or target of Sanctions, (b) to fund or facilitate any activities of or business with any country or territory that is the target or subject of Sanctions, or (c) in any other manner that will result in a violation of Sanctions by any person. Section 11.19 FATCA. The Issuer hereby covenants with the Trustee and each Paying Agent that it will provide the Trustee and such Paying Agent with sufficient information so as to enable the Trustee and such Paying Agent to determine whether or not each of the Trustee and such Paying Agent, respectively, is obliged, in respect of any payments to be made by it pursuant to this Indenture, to make any withholding or deduction pursuant to an agreement described in Section 1471(b) of the United States Internal Revenue Code of 1986, as amended (the “Code”), or otherwise imposed pursuant to Section 1471 through 1474 of the Code and any regulations, or agreements thereunder or official interpretations thereof or any intergovernmental agreement between the United States and another jurisdiction facilitating the implementation thereof (or any law implementing such an intergovernmental agreement) (“FATCA”). The Trustee and Paying Agent are authorized to make such required withholding or deductions and have no liability to the Holders or the Issuer for doing so. Each Holder and beneficial owner of a Security shall be deemed to agree to provide within a reasonable time after a request by the Issuer, any information and tax documentation that the Issuer determines are necessary to satisfy any obligations that the Issuer, Trustee or each Paying Agent may have under FATCA. Each Holder and beneficial owner will indemnify the Issuer, the Trustee, each Paying Agent and each of the other Holders and beneficial owners from any and all damages, costs and expenses (including any amounts of taxes, fees, interest, additions to tax, or penalties) resulting from the failure by such Holder or beneficial owner to provide, update or replace any information or tax documentation described herein. This indemnification will continue with respect to any period during which the Holder or beneficial owner held a Security, notwithstanding the Holder or beneficial owner ceasing to be a Holder or beneficial owner. ARTICLE XII REDEMPTION OF SECURITIES Section 12.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity except as otherwise specified as contemplated by Section 2.3 for Securities of such series. Section 12.2 Notice of Redemption; Partial Redemptions. Notice of redemption to the Holders of Securities of any series to be redeemed as a whole or in part at the option of the Issuer shall be given by mailing notice of such redemption by first class mail, postage prepaid, at least 30 days and not more than 60 days prior to the date fixed for redemption to such Holders of Securities of such series at their last addresses as they shall appear upon the registry books. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the notice. Failure to give notice by mail, or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

59 The notice of redemption to each such Holder shall identify the securities to be redeemed (including CUSIP and ISIN numbers, subject to Section 2.13), shall specify the principal amount of each Security of such series held by such Holder to be redeemed, the date fixed for redemption, the redemption price, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in such notice, that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue and any conditions precedent to which such redemption may be subject and that, in the Issuer’s sole discretion, the Redemption Date may be postponed by up to 60 days following the notice of redemption and that such notice may be rescinded in the event that any or all such conditions shall not have been satisfied by the Redemption Date. In case any Security of a series is to be redeemed in part only the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued. The notice of redemption of Securities of any series to be redeemed at the option of the Issuer shall be given by the Issuer or, at the Issuer’s request, by the Trustee (provided it receives the Officer’s Certificate below) in the name and at the expense of the Issuer. The Issuer shall provide written notice to the Trustee prior to the close of business not less than two Business Days prior to the Redemption Date if any such redemption has been rescinded or delayed, and upon receipt, the Trustee shall provide such notice to each Holder of any applicable series. On or before 10:00 a.m., New York City time, the redemption date specified in the notice of redemption given as provided in this Section, the Issuer will deposit with the Trustee or with one or more Paying Agents (or, if the Issuer is acting as its own Paying Agent, set aside, segregate and hold in trust as provided in Section 3.3) an amount of money sufficient to redeem on the redemption date all the Securities of such series so called for redemption at the appropriate redemption price, together with accrued interest to the date fixed for redemption. The Issuer will deliver to the Trustee at least 30 days prior to the date fixed for redemption an Officer’s Certificate stating the aggregate principal amount of Securities to be redeemed. In case of a redemption at the election of the Issuer prior to the expiration of any restriction on such redemption, the Issuer shall deliver to the Trustee, prior to the giving of any notice of redemption to Holders pursuant to this Section, an Officer’s Certificate stating that such restriction has been complied with. If less than all the Securities of a series are to be redeemed, the Trustee shall select the Securities to be redeemed in accordance with the procedures of the applicable Depositary or if the Securities are not then held by the Depositary, in accordance with any method the Issuer determines is fair and reasonable. Securities may be redeemed in part in multiples equal to the minimum authorized denomination for Securities of such series or any integral multiple thereof. The Trustee shall promptly notify the Issuer in writing of the Securities of such series selected for redemption and, in the case of any Securities of such series selected for partial redemption, the principal amount thereof to be redeemed. For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities of any series shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

60 Section 12.3 Payment of Securities Called for Redemption. If notice of redemption has been given as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place stated in such notice at the applicable redemption price, together with interest accrued to, but not including, the date fixed for redemption, and on and after said date (unless the Issuer shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and, except as provided in Sections 3.3 and 6.5, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the Holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and unpaid interest and Additional Amounts to the date fixed for redemption. On presentation and surrender of such Securities at a place of payment specified in said notice, said Securities or the specified portions thereof shall be paid and redeemed by the Issuer at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption; provided that payment of interest becoming due on or prior to the date fixed for redemption shall be payable to the Holders of such Securities registered as such on the relevant record date subject to the terms and provisions of Sections 2.3 and 2.7 hereof. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate of interest or Yield to Maturity (in the case of an Original Issue Discount Security) borne by such Security. Upon presentation of any Security redeemed in part only, the Issuer shall execute, and the Trustee shall authenticate and deliver to or on the order of the Holder thereof, at the expense of the Issuer, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented. Section 12.4 Exclusion of Certain Securities from Eligibility for Selection for Redemption. Securities shall be excluded from eligibility for selection for redemption if they are identified by registration and certificate number in an Officer’s Certificate delivered to the Trustee at least 40 days prior to the last date on which notice of redemption may be given as being owned of record and beneficially by, and not pledged or hypothecated by either (a) the Issuer or (b) an entity specifically identified in such written statement as directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer. Section 12.5 Redemption for Tax Purposes. Unless otherwise provided in the Board Resolution, Officer’s Certificate and/or executed supplemental indenture by or pursuant to which the forms and terms of the Securities of a particular series were established, the Issuer may redeem the Securities at its option, in whole but not in part, at a redemption price equal to 100% of the principal amount, together with accrued and unpaid interest to, but not including, the date fixed for redemption and Additional Amounts, if any, if at any time the Issuer receives an opinion of counsel that (1) the Issuer will be required as of the next interest payment date to pay Additional Amounts with respect to the Securities as provided in Section 3.7 and such requirements to pay Additional Amounts cannot be avoided by the use of reasonable measures (consistent with practices and interpretations generally followed or in effect at the time such measures could be taken) then available or (2) the Issuer would not be entitled to claim a deduction in respect of any

61 payments in respect of the Securities in computing its taxation liabilities in the applicable Taxing Jurisdiction or the value of such deduction would be materially reduced, in either case as a result of (A) any change in or amendment to the laws or treaties (or any regulations or rulings promulgated under these laws or treaties) of any Taxing Jurisdiction or (B) any change in the application or official interpretation of such laws, regulations or rulings (including, for the avoidance of doubt, any action taken by a Taxing Jurisdiction, which action is applied generally or is taken with respect to the Issuer, or (C) a decision rendered by a tribunal or court of competent jurisdiction in a Taxing Jurisdiction whether or not such decision was rendered with respect to the Issuer, in each case, which change is formally announced and becomes effective after the date of original issuance of the Securities (or, in the case of a jurisdiction that becomes a Taxing Jurisdiction at a later date, after such date). If the Issuer elects to redeem the Securities under this provision, the Issuer will give written notice of such election at least 30 days but no more than 60 days before the redemption date to the Trustee and the Holders of the Securities. Notwithstanding the foregoing, no such notice of redemption will be given earlier than 90 days prior to the earliest date on which the Issuer would be obliged to make such payment of Additional Amounts or withholding if a payment in respect of the Securities were then due. Interest on the Securities will cease to accrue unless the Issuer defaults in the payment of the redemption price. Any such redemption will be subject to Article 12 hereof.

[Signature Page to Indenture] IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of [●], 20[●]. FIDELIS INSURANCE HOLDINGS LIMITED By: Name: Title: THE BANK OF NEW YORK MELLON, as Trustee By: Name: Title: